UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

COHEN & COMPANY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

INFORMATION ABOUT THE ANNUAL MEETING
April 21, 2023
Dear Stockholder:
You are cordially invited to attend the annual meeting of stockholders of Cohen & Company Inc., which will be held on June 7, 2023, at 10:00 a.m., Eastern Time. The annual meeting will be held entirely online. You can attend and participate in the annual meeting online by visiting www.virtualshareholdermeeting.com/COHN2023, where you will be able to listen to the annual meeting live, submit questions and vote. Please see the “How You May Vote” section of our proxy statement for more details regarding the logistics of the virtual meeting, including the ability of stockholders to submit questions during the annual meeting, and technical details and support related to accessing the virtual platform for the annual meeting.
We are pleased to furnish our proxy materials to most of our stockholders over the Internet. We believe that this e-proxy process expedites stockholders’ receipt of our proxy materials and reduces the costs and environmental impact of our annual meeting. Only stockholders (also known as “record holders”) who directly owned shares of our common stock, our Series E Voting Non-Convertible Preferred Stock and/or our Series F Voting Non-Convertible Preferred Stock (collectively, our “voting preferred stock”) as of the close of business on April 17, 2023, the record date for the annual meeting, will receive paper copies of our proxy materials. On or about April 21, 2023, we will have mailed to our record holders our proxy materials and, to all of our other stockholders, a Notice of Internet Availability of Proxy Materials containing instructions on how to access our 2023 proxy statement and annual report and vote online. For those stockholders that only receive a Notice of Internet Availability of Proxy Materials, such Notice contains instructions on how you can receive a paper copy of our proxy statement and annual report.
The attached proxy statement, with the accompanying formal notice of the annual meeting, describes the matters expected to be acted upon at the annual meeting. We urge you to review these materials carefully and to take part in the affairs of our company by voting on the matters described in the proxy statement.
Your vote is very important. You may vote your shares of our common stock and/or our voting preferred stock via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may also vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these methods of voting are contained in our proxy materials. If you attend the annual meeting online, you may continue to have your shares of our common stock and/or our voting preferred stock voted as instructed in your proxy, or you may withdraw your proxy and vote your shares of our common stock and/or our voting preferred stock at the annual meeting. You may also vote your shares of our common stock and/or our voting preferred stock by voting online at the annual meeting if you do not submit a proxy.
On behalf of our management team and our Board of Directors, I would like to express our appreciation for your continued support of Cohen & Company Inc.
Sincerely,
Daniel G. Cohen
Executive Chairman

ELECTRONIC AND TELEPHONE PROXY AUTHORIZATION
Cohen & Company Inc.’s stockholders of record on the close of business on April 17, 2023, the record date for the 2023 Annual Meeting of Stockholders, may authorize their proxies to vote their shares by telephone or Internet by following the instructions in Cohen & Company Inc.’s proxy materials. If you have any questions regarding how to authorize your proxy by telephone or Internet, please call Cohen & Company Inc. Investor Relations at (215) 701-8952.

COHEN & COMPANY INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of Cohen & Company Inc.:
Notice is hereby given that the annual meeting of stockholders of Cohen & Company Inc., a Maryland corporation (the “Company”), will be held on June 7, 2023, at 10:00 a.m., Eastern Time. The annual meeting will be held entirely online. You can attend and participate in the annual meeting online by visiting www.virtualshareholdermeeting.com/COHN2023, where you will be able to listen to the annual meeting live, submit questions and vote. To join the annual meeting, you will need to have your 16-digit control number, which is included in the Notice of Internet Availability of Proxy Materials (the “Notice”) and the proxy card which has been sent to you or, if you are a beneficial owner of shares who did not receive such control number, it may be obtained upon request to the broker, bank, or other nominee that holds your shares. Please see the “How You May Vote” section of our definitive proxy statement in connection with the annual meeting, filed with the Securities and Exchange Commission on April 21, 2023 (the “Proxy Statement”), for more details regarding the logistics of the virtual annual meeting, including the ability of stockholders to submit questions, and technical details and support related to accessing the virtual platform for the annual meeting.
The annual meeting will be held for the following purposes:
1.
To elect five directors, each to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or retirement;

2.
To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

3.
To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

We are furnishing proxy materials to you electronically, via the Internet, instead of mailing printed copies of those materials to each stockholder. We believe that this process expedites receipt of our proxy materials by stockholders, while lowering the costs and reducing the environmental impact of our annual meeting. We have provided the Notice to our stockholders of record on April 17, 2023. The Notice contains instructions on how to access the Proxy Statement and the Company’s 2023 Annual Report over the Internet and how to vote online. The Notice also includes instructions on how you can request and receive paper copies of the Proxy Statement and Company’s 2023 Annual Report for the annual meeting.
Our Board of Directors has fixed the close of business on April 17, 2023 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof. Only stockholders of record of our common stock, par value $0.01 per share, our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share, and/or our Series F Voting Non-Convertible Preferred Stock, par value $0.001 per share, at the close of business on the record date will be entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.
The Board has a contractual obligation to recommend to the Company’s stockholders the election of Daniel G. Cohen, the current Executive Chairman of the Company’s Board of Directors, to our Board of Directors at the annual meeting, as further described in the section below entitled “Rights of Certain Stockholders to Nominate Directors” under Proposal One — Election of Directors.
Your vote is very important. Accordingly, you are asked to vote, whether or not you plan to attend the annual meeting. You may vote: (1) by telephone, by calling the toll-free number as instructed in our proxy materials; (2) over the Internet prior to the meeting, as instructed in our proxy materials; (3) by mail (if you received your proxy materials by mail), by marking, signing, dating and returning the attached proxy card in the postage-paid envelope that we have provided; or (4) by attending the annual meeting over the Internet. For specific instructions on voting, please refer to our proxy materials or the information regarding the annual meeting forwarded to your broker, bank or other holder of record. Any stockholder of the Company attending the annual meeting over the Internet may vote at the annual meeting even if such stockholder has previously voted using the telephone, the Internet or a proxy card. If you plan to attend the annual meeting online to vote and your shares are registered with our transfer agent, Computershare, in the name of a broker, bank or other nominee, you must obtain a proxy issued in your name from such broker, bank or other nominee, as described in the Proxy Statement.
By Order of the Board of Directors,
Dennis J. Crilly
Secretary
April 21, 2023

i

COHEN & COMPANY INC.
Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 7, 2023
INFORMATION ABOUT THE ANNUAL MEETING
Why You Have Received This Proxy Statement
You have received these proxy materials because the Board of Directors (the “Board” or the “Board of Directors”) of Cohen & Company Inc., a Maryland corporation (the “Company”), is soliciting your proxy to vote your shares at the Company’s 2023 Annual Meeting of Stockholders, or the meeting, to be held on June 7, 2023 at 10:00 a.m., Eastern Time. The meeting will be held entirely online. Stockholders of record as of April 17, 2023 will be able to attend and participate in the meeting online by accessing www.virtualshareholdermeeting.com/COHN2023 and using the log in instructions described below. Even if you plan to attend the meeting online, we recommend that you also vote by proxy prior to the meeting, as described herein, so that your vote will be counted if you ultimately decide not to attend the meeting online.
This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares. On or about April 21, 2023, paper copies of our proxy materials will have been mailed to our stockholders who directly own shares of our common stock and our voting preferred stock (known as “record holders”) as of the close of business on April 17, 2023. In addition, on or about April 21, 2023, the Notice of Internet Availability of Proxy Materials (the “Notice”), containing instructions on how to access this proxy statement and our 2023 annual report and how to vote over the Internet will have been mailed to all of our other stockholders as of the close of business on April 17, 2023.
Notice of Electronic Availability of Proxy Statement and Annual Report
As permitted by SEC rules, the Company is making this proxy statement and its annual report available to its stockholders electronically via the Internet. On or about April 21, 2023, we will have mailed to our stockholders (other than record holders) the Notice, which contains instructions on how to access this proxy statement and our 2023 annual report online, as well as how to vote online. If you received the Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in our proxy statement and our 2023 annual report over the Internet. The Notice also instructs you on how you may submit your proxy over the Internet. If you received the Notice by mail and would like to receive a printed copy of our proxy materials and our 2023 annual report, you should follow the instructions contained in the Notice for requesting such printed materials.
Who May Vote
Only holders of record of shares of our common stock, par value $0.01 per share (“common stock”), our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share (“Series E Preferred Stock”), and/or our Series F Voting Non-Convertible Preferred Stock, par value $0.001 per share (“Series F Preferred Stock”), at the close of business on April 17, 2023, the record date for the meeting (the “record date”), are entitled to receive notice of, and to vote at, the meeting or any adjournment or postponement thereof. Each stockholder of record as of the close of business on the record date is entitled to one vote on each matter properly brought before the meeting for (i) each share of common stock held by such stockholder as of such time, (ii) every ten shares of Series E Preferred Stock held by such stockholder as of such time, and (iii) every ten shares of Series F Preferred Stock held by such stockholder as of such time.

How You May Vote
You may vote using any of the following methods:
VOTE BY MAIL;
If you have received your proxy materials by mail, your proxy card will be included in such proxy materials, and you may vote by marking, signing and dating the proxy card and returning it in the postage-paid envelope that we have provided. The named proxies will vote your shares according to your directions. If you sign and submit the proxy card without indicating your vote, the named proxies will vote your shares in favor of the Company’s nominees named in this proxy statement and in favor of all other proposals.
VOTE BY TELEPHONE OR OVER THE INTERNET; or
Whether you have received your proxy materials by mail or only the Notice by mail, in either case, you may authorize a proxy by telephone or over the Internet by following the instructions in the proxy card attached to your proxy materials or the Notice, as applicable. If you hold shares of the Company’s common stock, Series E Preferred Stock and/or Series F Preferred Stock in “street name,” please refer to the voting instruction form used by your broker, bank or nominee to see if you may submit voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you do not need to return the proxy card to the Company by mail.
VOTE BY ATTENDING THE ANNUAL MEETING OVER THE INTERNET.
The meeting will be held entirely online. Stockholders of record as of April 17, 2023 will be able to attend and participate in the meeting online by accessing www.virtualshareholdermeeting.com/COHN2023 and using the log in instructions described below. Even if you plan to attend the meeting online, we recommend that you also vote by proxy prior to the meeting, as described herein, so that your vote will be counted if you ultimately decide not to or cannot attend the meeting online.
Access to the Audio Webcast of the Annual Meeting.   The live audio webcast of the meeting will begin promptly at 10:00 a.m., Eastern Time, on June 7, 2023. Online access to the audio webcast will open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to its start time.
Log in Instructions.   To attend the meeting online, log in at www.virtualshareholdermeeting.com/COHN2023. Stockholders will need their unique 16-digit control number, which appears on the Notice or the proxy card sent to them by mail. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible so that you can be provided with a control number and gain access to the meeting. If, for any reason, you are unable to locate your control number, you will still be able to join the virtual meeting as a guest, by accessing www.virtualshareholdermeeting.com/COHN2023 and following the guest log in instructions; if you log into the meeting as a guest, however, you will not be able to vote or ask questions at the meeting.
Submitting Questions at the Virtual Annual Meeting.   As part of the meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
Technical Assistance.   Beginning 30 minutes prior to the start of and during the meeting, we will have support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, call our support team at the telephone number posted on www.virtualshareholdermeeting.com/COHN2023.
Availability of Live Webcast to Team Members and Other Constituents.   The live audio webcast will be available to not only our stockholders but also to other constituents. Such constituents will be able to attend the online platform for the meeting by accessing www.virtualshareholdermeeting.com/COHN2023 and following the guest log in instructions; such guests will not, however, be able to vote or ask questions at the meeting.

Submitting and Revoking Proxies
We encourage stockholders to submit their proxies in advance of the meeting. Voting by proxy in advance of the meeting will in no way limit your right to attend and vote at the meeting if you attend the meeting online. If you are a record holder and have given a proxy to vote your shares, then you may revoke your proxy at any time before it is exercised by: (i) giving written notice of revocation no later than the commencement of the meeting to our Secretary, Dennis Crilly, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; (ii) delivering, no later than the commencement of the meeting, a properly executed, later-dated proxy to our Secretary, Dennis Crilly, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; or (iii) voting online at the meeting.
If your shares are held in “street name” by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to submit, change or revoke your voting instructions.
Beneficial Owners
As a beneficial owner, you are also invited to attend the meeting online at www.virtualshareholdermeeting.com/COHN2023, and you may use your 16-digit control number to vote your shares at the meeting.
Obligation to Nominate Daniel G. Cohen
The Board has a contractual obligation to recommend to the Company’s stockholders the election of Daniel G. Cohen, the current Executive Chairman of the Board, to the Board at the meeting. See Proposal One — Election of Directors, “Rights of Certain Stockholders to Nominate Directors” below.
How Shares Will be Voted
The named proxies will vote in accordance with your instructions on the matters set forth below and will vote upon any other business that may properly come before the meeting in their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If you are a holder of record of shares of our common stock, Series E Preferred Stock and/or Series F Preferred Stock and you return a properly executed proxy, but do not provide instructions as to one or more matters, the persons named as proxies intend to cast all of the votes you are entitled to cast: (i) FOR the election to the Board of Daniel G. Cohen, G. Steven Dawson, Jack J. DiMaio, Jr., Jack Haraburda and Diana Louise Liberto, the Company’s nominees for directorship positions at the meeting; and (ii) FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Other than the matters set forth in this proxy statement and any procedural matters relating to the matters set forth herein, we are not aware of any other nominees for election as directors or other business that may properly be brought before the meeting.
Quorum
The presence, in person or represented by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting is necessary to constitute a quorum at the meeting. As of the record date, there were 1,819,866 shares of common stock outstanding and entitled to vote at the meeting, 4,983,557 shares of Series E Preferred Stock outstanding and entitled to vote at the meeting, and 22,429,541 shares of Series F Preferred Stock outstanding and entitled to vote at the meeting. The common stock, the Series E Preferred Stock and Series F Preferred Stock vote together on all matters. Pursuant to the Second Articles of Amendment and Restatement of the Company, each stockholder of record as of the close of business on the record date is entitled to one vote on each matter properly brought before the meeting for (i) each share of common stock held by such stockholder as of such time, (ii) every ten shares of Series E Preferred Stock held by such stockholder as of such time, and (iii) every ten shares of Series F Preferred Stock held by such stockholder as of such time.
If a quorum is not present at the meeting, the stockholders present in person or represented by proxy have, or the presiding officer at the meeting has, the power to adjourn the meeting until a quorum is present or represented. Under Maryland law, the presiding officer at the meeting also has the power to adjourn the meeting for any reason, regardless of whether a quorum is present.
Required Vote to Approve Each Proposal
For Proposal One (the election of five directors to the Board), the five nominees receiving a plurality of the votes cast (that is, the five nominees receiving the greatest number of votes) will be elected to the Board. A proxy marked “withhold” with respect to the election of a director will not be voted as to the director indicated, but will be counted for purposes of determining whether there is a quorum at the meeting.
In order to be approved, Proposal Two (the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023) requires the affirmative vote of the majority of all of the votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.
How Brokers and Nominees May Vote Your Shares
The NYSE American Exchange has rules that govern how brokerage firms, banks or other nominees may vote your shares. Under these rules, brokerage firms, banks or other nominees may not vote your shares with respect to matters that are not considered “routine” matters without your specific instructions on how they must vote on your behalf regarding such matters. If a broker has not received your instructions regarding how to vote your shares with respect to a non-routine matter and returns a proxy card, the proxy may expressly state that the broker is not voting your uninstructed shares as to non-routine matters — this results in a “broker non-vote.”
Proposal One (the election of directors) is considered a “non-routine” matter. Accordingly, brokerage firms, banks or other nominees may not vote your shares absent specific instructions from you on how to vote regarding such proposal. Proposal Two (the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023), on the other hand, is considered a “routine” matter and, therefore, brokerage firms, banks or other nominees who vote your shares on your behalf may vote on Proposal Two in their own discretion absent specific instructions from you on how to on such proposal.
Abstentions and Broker Non-Votes
For purposes of each of Proposals One (the election of directors) and Two (the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023) and any other proposals properly presented at the meeting, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum at the meeting.
With respect to Proposal Two (the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023), we do not expect any broker non-votes because Proposal Two is a “routine” matter and your broker will be permitted to vote your shares in its discretion with respect to Proposal Two even absent your instructions on how to vote on such proposal.
Shares Owned by Directors and Officers
As of the record date, our executive officers and directors directly own, in the aggregate, shares of the Company’s securities representing approximately 71.18% of the votes entitled to be cast at the meeting, and intend to vote (i) FOR the election to the Board of Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto, the Company’s nominees for directorship positions at the meeting; and (ii) FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Based on the foregoing, (i) the election to the Board of Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto, the Company’s nominees for directorship positions at the meeting; and (ii) the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, are both assured.
No Appraisal Rights
Neither of the Proposals, if approved, entitle stockholders to appraisal rights under Maryland law or our charter documents.
Other Information to Review Before Voting
This proxy statement and our 2023 Annual Report on Form 10-K are both available on our website at http://www.cohenandcompany.com.
Householding of Proxy Material
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” can result in cost savings. A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice will be delivered to multiple stockholders who share an address unless we received contrary instructions from the impacted stockholders prior to the mailing date. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the Notice, our annual report, proxy statement and other proxy materials, please notify your broker or direct your request in writing or by phone to our Secretary, Dennis Crilly, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104; phone: (215) 701-9555.
If you are a stockholder sharing an address with another stockholder who receives multiple copies of the proxy materials and wish to request “householding” of your communications, please contact us at the above address or telephone number.
Cost of Proxy Solicitation
All expenses in connection with our solicitation of proxies will be borne by us. In addition to solicitation by mail, proxies may be solicited on our behalf by our directors, officers or employees in person, by telephone, facsimile or by other electronic means. In accordance with SEC regulations and the rules of the NYSE American Stock Exchange, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in connection with mailing proxies and proxy materials and soliciting proxies from the beneficial owners of our common stock, Series E Preferred Stock and Series F Preferred Stock.
Questions and Additional Copies
If you have any questions with respect to the Company or the matters described herein, or questions about how to submit your proxy, or if you need additional copies of this proxy statement or the attached proxy card, you should contact:
Cohen & Company Inc.
Cira Centre
2929 Arch Street, Suite 1703
Philadelphia, Pennsylvania 19104
Attn: Investor Relations
Phone: (215) 701-8952
Email: investorrelations@cohenandcompany.com

PROPOSAL ONE — ELECTION OF DIRECTORS
Pursuant to the Maryland General Corporation Law and our charter and Bylaws, our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors, based on the recommendation of its Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”), has unanimously nominated all five of its current directors, Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto (each a “Director Nominee” and, collectively, the “Director Nominees”), for election as directors at the meeting, each to serve until our next annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or retirement. Our Nominating and Corporate Governance Committee knows of no reason why any of the Director Nominees would be unable or unwilling to serve on the Board of Directors, but if any Director Nominee should be unable or unwilling to serve, the named proxies will vote FOR the election of such other person for director as the Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee, may nominate in the place of such Director Nominee.
Names of the Director Nominees and Biographical Information; Qualifications
Daniel G. Cohen, age 53, has, since May 24, 2022, served as the Executive Chairman of the Board of Directors and of the Board of Managers of the Company’s operating subsidiary, Cohen & Company, LLC. Mr. Cohen served as Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC from February 21, 2018 until May 24, 2022, and as President and Chief Executive of the Company’s European Business from September 16, 2013 until May 24, 2022. From September 16, 2023 until May 24, 2022, Mr. Cohen also served as President, a director and the Chief Investment Officer of the Company’s indirect majority owned subsidiary, Cohen & Company Financial Limited (formerly known as EuroDekania Management Limited), an investment advisor and broker dealer that was formerly regulated by the Financial Conduct Authority and focused on the European capital markets. Mr. Cohen served as Vice Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC from September 16, 2013 to February 21, 2018. Mr. Cohen also served as the Chief Executive Officer and Chief Investment Officer of the Company from December 16, 2009 to September 16, 2013 and as the Chairman of the Board of Directors from October 6, 2006 to September 16, 2013. Mr. Cohen served as the executive Chairman of the Company from October 18, 2006 to December 16, 2009. In addition, Mr. Cohen served as the Chairman of the Board of Managers of Cohen & Company, LLC from 2001 to September 16, 2013, as the Chief Investment Officer of Cohen & Company, LLC from October 2008 to September 16, 2013, and as Chief Executive Officer of Cohen & Company, LLC from December 16, 2009 to September 16, 2013. Mr. Cohen served as the Chairman and Chief Executive Officer of J.V.B. Financial Group, LLC (formerly C&Co/PrinceRidge Partners LLC), the Company’s indirect broker dealer subsidiary (“JVB”), from July 19, 2012 to September 16, 2013. Mr. Cohen has served as the Chairman of the Board of FTAC Parnassus Acquisition Corp., a blank check company that will seek to effect a business combination with one or more businesses, since December 2020. Since October 2020, Mr. Cohen has served as the Chairman of the Board of INSU Acquisition Corp. III (NASAQ: IIII), a blank check company that raised $250 million in its initial public offering in December 2020 (the “Insurance SPAC III”), and he has served as the Chairman of the Board of INSU Acquisition Corp. IV, a blank check company that will seek to effect a business combination with one or more businesses, since November 2020. He has also served as the President and Chief Executive Officer of FTAC Hera Acquisition Corp., a blank check company that will seek to effect a business combination with one or more businesses, since January 2021, and as Chief Executive Officer of FinTech Acquisition Corp. VI, a blank check company that will seek to effect a business combination with one or more businesses, since November 2020. Previously, he served as the Chairman of the Board of the Insurance SPAC from December 2018 until the Insurance SPAC Merger in October 2020, and as the Chairman of the Board of the Insurance SPAC II from January 2019 until its merger with Metromile, Inc. in February 2021. He has been the Chairman of The Bancorp Inc. (“Bancorp”) (NASDAQ: TBBK) and Chairman of the Executive Committee of Bancorp’s board of directors since its inception in 1999. Mr. Cohen served as Vice-Chairman of Bancorp Bank’s board of directors and Chairman of its Executive Committee from company’s inception in 1999 until October 2021. Mr. Cohen also served as Chairman of Bancorp Bank’s board of directors from September 2000 to November 2003 and, from July 2000 to September 2000, had been Bancorp Bank’s Chief Executive Officer. Mr. Cohen has served as the Chief Executive Officer of FinTech Acquisition Corp. IV (NASDAQ: FTIV), a blank check company which raised $230.0 million in its initial public offering in September 2020, since May 2019, and FinTech Acquisition

Corp. V, a blank check company which raised $250.0 million in its initial public offering in December 2020, since October 2020. Mr. Cohen previously served as a director and Chief Executive Officer of FinTech Acquisition Corp. II, a blank check company which raised $175.0 million in its initial public offering in January 2017 and completed its initial business combination when it acquired Intermex Holdings II in July 2018, from May 2015 until July 2018, and as Chief Executive Officer of FinTech Acquisition Corp. III, a blank check company which raised $345.0 million in its initial public offering in November 2018 and completed its initial business combination with Paya, Inc. in October 2020, from March 2017 to October 2020. He previously served as a director of FinTech Acquisition Corp. (“FinTech I”), a former blank check company which raised $100.0 million in its initial public offering in February 2015, from November 2013 until July 2016, as FinTech I’s President and Chief Executive Officer from August 2014 until July 2016, and as FinTech I’s Executive Vice President from July 2014 through August 2014. He also previously served as Chief Executive Officer of RAIT Financial Trust (“RAIT”) from December 2006, when it merged with Taberna Realty Finance Trust (“Taberna”), to February 2009, and served as a trustee from the date RAIT acquired Taberna until his resignation from that position in February 2010. Mr. Cohen was Chairman of the board of trustees of Taberna from its inception in March 2005 until its December 2006 acquisition by RAIT, and its Chief Executive Officer from March 2005 to December 2006. Mr. Cohen served as a director of Star Asia, a joint venture investing in Asian commercial real estate, from February 2007 to February 2014 and as a director of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations, from April 2007 to June 2011. Mr. Cohen is a member of the Academy of the University of Pennsylvania, a member of the Visiting Committees for the Humanities and a member of the Paris Center of the University of Chicago. Mr. Cohen is also a Trustee of the List College.
G. Steven Dawson, age 65, has served as our director since January 11, 2005. Mr. Dawson also serves as a member of the Nominating and Corporate Governance Committee, as chairman of the Audit Committee, and as a member of the Compensation Committee of the Board of Directors (the “Compensation Committee”). Mr. Dawson was previously a member of the compensation committee and nominating and corporate governance committee for Sunset, and was also the Chairman of Sunset’s special committee in connection with Sunset’s merger with Alesco Financial Trust. Mr. Dawson is a private investor and, in addition to his current board activities noted above, he has, from time to time, served on the boards of numerous other public and private companies. He currently serves on the board of directors of Medical Properties Trust (NYSE: MPW), a Birmingham, Alabama-based real estate investment trust (“REIT”) specializing in the ownership of acute care facilities and related medical properties worldwide (Chairman of the audit committee and member of the investment committee). In addition, Mr. Dawson serves as the chairman of the board of Trustees of Nova Net Lease REIT (CSE: NNL-U.CN), a Canadian Trust with specialty industrial real estate investments in the U.S., and does not serve on any committees for this company. From 1990 to 2003, Mr. Dawson served as Chief Financial Officer of Camden Property Trust and its predecessors, a multi-family REIT based in Houston with apartment operations, construction and development activities throughout the United States.
Jack J. DiMaio, Jr., age 56, has, since February 21, 2018, served as the Vice Chairman of the Board of Directors and of Cohen & Company, LLC and, from September 24, 2013 until February 21, 2018, Mr. DiMaio served as the Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC. Mr. DiMaio is the founder and Chief Executive Officer of the Mead Park group of companies and has served in this capacity since September 2011. Prior to founding Mead Park, Mr. DiMaio was a Managing Director and Global Head of Interest Rate, Credit and Currency Trading of Morgan Stanley, and served in this capacity from September 2009 to August 2011. In addition, Mr. DiMaio served as a member of Morgan Stanley’s Management Committee during his tenure at the firm. Prior to joining Morgan Stanley, Mr. DiMaio co-founded DiMaio Ahmad Capital LLC, a New York-based asset manager specializing in credit markets, and served as the Chief Executive Officer and Managing Partner from February 2005 to August 2009. Before founding DiMaio Ahmad Capital LLC, Mr. DiMaio was a Managing Director and Head of the Diversified Credit Hedge Fund Group at Credit Suisse Alternative Capital, Inc. from March 2004 to February 2005. Prior to that time, Mr. DiMaio was the Chief Executive Officer of Alternative Investments at Credit Suisse Asset Management. In addition, Mr. DiMaio was an Executive Board Member of Credit Suisse Securities (USA), Inc. and of Credit Suisse Asset Management. Mr. DiMaio joined Credit Suisse in 1989, and, after completing its sales and trading program, he joined Credit Suisse’s credit research group. In 1990, Mr. DiMaio joined the Credit Suisse corporate bond trading desk where he was appointed Head Trader in 1995 and the Department Head in 1996. At the end of 1997, Mr. DiMaio was appointed Head of

Credit Suisse Global Credit Trading. In 2000, Mr. DiMaio was responsible for Credit Suisse’s entire Global Credit Products Cluster and was named Head of Fixed Income Division North America. Mr. DiMaio holds a B.S. in Finance from New York Institute of Technology.
Jack Haraburda, age 84, has served as our director, a member of the Nominating and Corporate Governance Committee (except for a seven month period in 2010) and the Chairman of the Compensation Committee since October 6, 2006. Mr. Haraburda served as a trustee and Chairman of the compensation committee of AFT’s board of trustees from January 2006 until Sunset’s merger with AFT. Mr. Haraburda is the managing partner of CJH Securities Information Group, a professional coaching business. Mr. Haraburda served as managing director for the Philadelphia Complex of Merrill Lynch, Pierce, Fenner & Smith Incorporated from 2003 to 2005. He has also served in various positions at Merrill Lynch from 1984 until 2003, including as managing director of Merrill Lynch’s Princeton Complex, resident Vice President of Merrill Lynch’s Philadelphia Main Line Complex, marketing director and national sales manager of Merrill Lynch Life Agency and Chairman of Merrill Lynch Metals Company. From 1980 to 1984, he was managing director of Comark Securities, a government securities dealer. From 1968 until 1980, he served as a financial advisor, national sales manager for the Commodity Division, manager of the Atlanta Commodity Office and the Bala Cynwyd office of Merrill Lynch.
Diana Louise Liberto, Esq., age 65, has served as our director since December 21, 2015, and has served Chair of the Nominating and Corporate Governance Committee, as a member of the Audit Committee and as a member of the Compensation Committee since June 2018. Ms. Liberto is a graduate of the Rutgers University School of Law, having earned a Juris Doctor degree with honors. After clerking for a United States District Court Judge from September 1991 to September 1992, Ms. Liberto worked with a law firm in Philadelphia, Pennsylvania. Ms. Liberto then joined the office of the General Counsel of Wal-Mart Stores, Inc., serving in various capacities from 2004 until October 2015, including an interim assignment in Wal-Mart India. From October 2015 to April 2018, Ms. Liberto served as the Chief Executive Officer of WalkMyMind, Inc., a corporate and personal wellness company headquartered in Philadelphia, Pennsylvania. Since April 2018, Ms. Liberto has served as President and Chief Executive Officer and Chair of the Board of Directors of WalkMyMind, Inc. and its parent holding company, WMM Holding Co., LLC. Ms. Liberto serves on the advisory board of J3Personica, a medical education selection and assessment startup company.
When determining whether it is appropriate to re-nominate a current director to continue on the Board of Directors, the Board focuses primarily on the information provided in each of the director’s individual biographies set forth above and its knowledge of the character and strengths of the sitting directors. With respect to Mr. Cohen, the Company considered his years of executive leadership with Cohen & Company, LLC as well as other companies, his extensive investment experience and his expertise in strategic planning and business expansion. With regard to Mr. Dawson, the Company considered his experience as a director of the Company and its predecessors as well as his prior experience as the Chief Financial Officer of a public company and as an independent director for other public companies. With regard to Mr. DiMaio, the Company considered his significant experience in the financial services industry, including serving in management positions of other financial institutions, and his unique perspective with respect to corporate strategy and business development. With regard to Mr. Haraburda, the Company considered his experience as a director of the Company and its predecessors as well as his extensive knowledge of the securities industry. With regard to Ms. Liberto, the Company considered her legal background and knowledge of corporate governance matters.
Rights of Certain Stockholders to Nominate Directors
On May 9, 2013, the Company entered into a Securities Purchase Agreement (the “CBF Purchase Agreement”) regarding a strategic investment in the Company by Cohen Bros. Financial, LLC, of which Daniel G. Cohen, Executive Chairman of the Company’s Board of Directors and Cohen & Company, LLC’s Board of Managers, is the sole member (“CBF”). Pursuant to the CBF Purchase Agreement, the Company agreed, among other things, that at any meeting at which the Company’s stockholders may vote for the election of directors, for so long as CBF and certain of its affiliates collectively own 10% or more of the Company’s outstanding common stock (as calculated under the CBF Purchase Agreement), CBF may designate one individual to stand for election at such meeting.

In accordance with the CBF Purchase Agreement, the Company has nominated Daniel G. Cohen to stand for election to the Board at the meeting and the Board is (a) recommending to the Company’s stockholders the election of Mr. Cohen at the meeting, and (b) soliciting proxies for Mr. Cohen in connection with the meeting to the same extent as it is soliciting proxies for the other Director Nominees.
Legal Proceedings
None of our directors or executive officers has been involved in any events enumerated under Item 401(f) of Regulation S-K during the past ten years that are material to an evaluation of the ability or integrity of such persons to be our directors or executive officers.
No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
Family Relationships
There is no family relationship between any of our directors or executive officers.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE FIVE DIRECTOR NOMINEES RECOMMENDED BY THE BOARD OF DIRECTORS’ NOMINATING AND CORPORATE GOVERNANCE COMMITTEE AND UNANIMOUSLY APPROVED FOR NOMINATION BY THE BOARD OF DIRECTORS. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR EACH OF THE FIVE DIRECTOR NOMINEES.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table summarizes the executive compensation earned by the Company’s named executive officers in 2021 and 2022:
	Executive Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Lester R. Brafman	2022	630,000	2,120,000	178,506(6)	—	—	—	48,665	2,977,171
Chief Executive Officer(3)	2021	630,000	5,500,000	4,586,673(7)	—	—	—	1,754,559(12)	12,462,232
Daniel G. Cohen	2022	630,000	2,120,000	178,506(8)	—	—	—	50,390	2,978,896
Executive Chairman(4)	2021	630,000	5,500,000	4,586,673(9)	—	—	—	1,754,510(12)	12,471,183
Joseph W. Pooler, Jr.	2022	463,000	637,501	131,130(10)	—	—	—	36,159	1,267,790
Executive Vice President, Chief Financial Officer & Treasurer(5)	2021	463,000	1,413,665	254,665(11)	—	—	—	290,618(12)	2,421,948

(1)
Amounts in this column represent the grant date fair value of the restricted stock award and restricted unit award, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). The assumptions used in the calculations of these amounts are included in Note 3R (Equity-Based Compensation) to the Company’s audited financial statements for the year ended December 31, 2022 attached to our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 9, 2023 (the “2022 Form 10-K”). Amounts do not correspond to the actual value that may be recognized by the named executive officer.

(2)
Amounts in this column represent 401(k) plan matching contributions made by the Company and life insurance premium payments paid by the Company on behalf of the named executive officer. Also includes $20,108 and $20,395 of premiums paid on behalf of each named executive officer in 2022 and 2021, respectively, in connection with the Company’s executive medical reimbursement plan, and $18,000, $19,725 and $6,000 in 2022 and $18,000, $26,951 and $6,000 in 2021 in automobile allowances for Messrs. Brafman, Cohen and Pooler, respectively. Also includes amounts described in Note 12 below, as applicable.

(3)
Mr. Brafman has served as the Chief Executive Officer of the Company since September 16, 2013. Mr. Brafman served as the President of the Company and of Cohen & Company, LLC from June 3, 2013 until September 16, 2013.

(4)
Mr. Cohen has, since, May 24, 2022, served as the Executive Chairman of the Board of Directors and of the Board of Managers of the Company’s subsidiary, Cohen & Company, LLC. Mr. Cohen served as Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC from February 21, 2018 until May 24, 2022, and as President and Chief Executive of the Company’s European Business from September 16, 2013 until May 24, 2022.

(5)
Mr. Pooler has served as the Company’s Executive Vice President and Chief Financial Officer and Treasurer since December 16, 2009.

(6)
Effective December 20, 2022, 211,000 restricted LLC Units were awarded to Mr. Brafman for his performance in 2022. The grant date fair value per LLC Unit was $0.846. These LLC Units were awarded under the 2020 Long-Term Incentive Plan, as amended (the “2020 Long-Term Incentive Plan”). One-third of these LLC Units will vest and be delivered to Mr. Brafman on each of January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.

(7)
Effective October 28, 2021, 2,000,000 restricted LLC Units were awarded to Mr. Brafman in the interest of retention. The grant date fair value per LLC Unit was $2.12. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-fifth of these LLC Units vested and were delivered to Mr. Brafman on January 31, 2023, and one-fifth of these LLC Units will vest and be delivered to Mr. Brafman on each of January 31, 2024, January 31, 2025, January 31, 2026 and January 31, 2027, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.

Additionally, effective December 20, 2021, 211,000 LLC Units were awarded to Mr. Brafman based on his performance in 2021, 210,990 LLC Units of which were restricted LLC Units. The grant date fair value per LLC Unit was $1.643. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. Ten of these LLC Units which were vested were delivered to Mr. Brafman on the date of grant. One-third of the remaining 210,990 LLC Units vested and were delivered to Mr. Brafman on January 31, 2023, and one-third of such LLC Units will vest and be delivered to Mr. Brafman on each of January 31, 2024 and January 31, 2025, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
(8)
Effective December 20, 2022, 211,000 restricted LLC Units were awarded to Mr. Cohen for his performance in 2022. The grant date fair value per LLC Unit was $0.846. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-third of these LLC Units will vest and be delivered to Mr. Cohen on each of January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.

(9)
Effective October 28, 2021, 2,000,000 restricted LLC Units were awarded to Mr. Cohen in the interest of retention. The grant date fair value per LLC Unit was $2.12. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-fifth of these LLC Units vested and were delivered to Mr. Cohen on January 31, 2023, and one-fifth of these LLC Units will vest and be delivered to Mr. Cohen on each of January 31, 2024, January 31, 2025, January 31, 2026 and January 31, 2027, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.

Additionally, effective December 20, 2021, 211,000 restricted LLC Units were awarded to Mr. Cohen based on his performance in 2021. The grant date fair value per LLC Unit was $1.643. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-third of these LLC Units vested and were delivered to Mr. Cohen on January 31, 2023, and one-this of these LLC Units will vest and be delivered to Mr. Cohen on each of January 31, 2024 and January 31, 2025, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
(10)
Effective December 20, 2022, 15,500 restricted shares of our common stock were awarded to Mr. Pooler for his performance in 2022. The grant date fair value per share of these restricted shares was $8.46. These restricted shares were awarded under the 2020 Long-Term Incentive Plan. The restrictions will expire with respect to one-third of these restricted shares on each of January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.

(11)
Effective December 20, 2021, 15,500 restricted shares of our common stock were awarded to Mr. Pooler based on his performance in 2021. The grant date fair value per share of these restricted shares was

$16.43. These restricted shares were awarded under the 2020 Long-Term Incentive Plan. The restrictions expired with respect to one-third of these restricted shares on January 31, 2023, and will expire with respect to one-third of these restricted shares on each of January 31, 2024 and January 31, 2025, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.
(12)
Cohen & Company, LLC was the manager and a member of Insurance Acquisition Sponsor II, LLC (“IAS II”) and Dioptra Advisors II, LLC, each of which was a Delaware limited liability company and a subsidiary of the Company (“Dioptra II” and, together with IAS II, the “Insurance SPAC II Sponsor Entities”). The Insurance SPAC II Sponsor Entities were sponsors of INSU Acquisition Corp. II (Nasdaq: MILE), a SPAC formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses (the “Insurance SPAC II”).

On November 24, 2020, the Insurance SPAC II entered into an Agreement and Plan of Merger with INSU II Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Insurance SPAC II, and Metromile, Inc., a Delaware corporation (currently named MetroMile Operating Company) (“MetroMile”).
Prior to the closing of the Insurance SPAC II Merger, in September 2020, Daniel G. Cohen, Lester R. Brafman and Joseph W. Pooler, Jr., purchased for $1,000, $1,000, and $150, respectively, interests in Dioptra II. The purchase date was treated as the grant date for equity compensation purposes. Subsequent to the closing of the Insurance SPAC II Merger, in respect of their ownership interests in Dioptra II, Messrs. Cohen, Brafman and Pooler received a distribution from Dioptra II of 170,000, 170,000 and 25,500 shares of MILE Class A Common Stock, respectively. On February 9, 2021, the date of the Insurance SPAC Merger, the Company recognized compensation expense equal to the grant date fair value of Messrs. Cohen, Brafman and Pooler’s shares of $1,697,481, $1,697,481 and $254,622, respectively, which amounts are reflected in this column. On July 28, 2022, Lemonade (NYSE: LMND) acquired MILE in a merger transaction pursuant to which all of the above-mentioned shares of MILE Class A Common Stock were converted into shares of Lemonade common stock.
In March 2022, after consulting with Mr. Brafman, the Compensation Committee determined that 2022 incentive plan compensation target equity and cash bonus amounts, based on the company’s performance would be at the Compensation Committee’s discretion in light of the state of the turbulent markets, considering both qualitative and quantitative achievements during the year. Subject to the Compensation Committee’s review of the Company’s performance in general, and at the Compensation Committee’s discretion, cash and equity bonuses would be determined by the Compensation Committee. No executive officer, other than Mr. Brafman, had any role in determining or recommending the amount or form of 2022 executive officer compensation.
As reflected under the “Bonus” column in the Summary Compensation Table above, Messrs. Brafman, Cohen and Pooler were awarded performance-based cash bonus awards in the amounts of $2,120,000, $2,120,000, and $612,500, respectively, in 2022. Mr. Pooler was also awarded an aggregate of $25,001 in cash bonuses in 2022 specifically in connection with his performance in 2022 related to services provided under certain administrative services agreements with affiliated special purpose acquisition companies (“SPACs”), which amount is also reflected under the “Bonus” column in the Summary Compensation Table above.
In addition, Messrs. Brafman, Cohen and Pooler were awarded performance-based equity bonus awards in the amounts of $178,506, $178,506 and $131,130, respectively, on December 20, 2022, for their performance in 2022.
In determining such performance-based bonuses, the Compensation Committee considered qualitative and quantitative achievements such as Messrs. Brafman’s, Cohen’s and Pooler’s respective roles during 2022 in connection with the following:
•
Away from the Company’s Principal Investing segment, limiting enterprise net loss to approximately $5.7 million in extremely difficult and turbulent markets. Equity capital markets were severely negatively impacted, impeding CCCM’s revenue (initial public offering issuance was down 94% from 2021); mortgage rates increased significantly, putting pressure on the Company’s gestation repo and TBA businesses; dramatic rises in interest rates substantially slowed the Company’s commercial real estate origination platform; and equity markets declined considerably, driving net investment losses in the Principal Investing segment. The Principal Investing segment generated a $29.7 million enterprise loss, yet 64% of the net investment losses in this segment during 2022 were on investments that had little to no initial cash investment (founder shares or general partner nominal investments);
•
Maintaining a stable mortgage business, including gestation repo, during market turmoil, a rising interest rate environment, a large counterparty bankruptcy filing, while significantly de-risking the gestation business;

•
Continuing to build out the investment banking group, operating as Cohen & Company Capital Markets (“CCCM”), including growing the department to 20 employees. CCCM has recently announced leadership roles in announced deals amounting to future revenues in the range of approximately $30 million to $40 million; and beyond those announced deals CCCM has continued to build a robust pipeline;

•
Working to optimize the use of the Company’s capital position:

•
Extended the $25 million credit facility with Byline Bank;

•
Refinanced $4.5 million Senior Note held by JKD Capital; and

•
Converted $15 million 2017 Convertible Debt to equity in March 2022.

Mr. Cohen did not receive “Non-Equity Incentive Plan Compensation” related to the provision in the Cohen Employment Agreement calling for a payment equal to 25% of the aggregate net income of the European Business (as defined in the Cohen Employment Agreement, which is described in greater detail below), as the Company’s cumulative net income of the European Business was still negative as of the amendment of the Cohen Employment Agreement in May 2022. See “Employment Agreements with Named Executive Officers — Daniel G. Cohen, Executive Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC” for additional information regarding such amendment.
In December 2022, the Board of Directors, upon the Compensation Committee’s recommendation, unanimously approved the compensation for each executive officer for 2022.
In March 2021, after consulting with Mr. Brafman, the Compensation Committee determined that 2021 incentive plan compensation would be based on a targeted metric equal to the 2020 adjusted pre-tax income of $10.5 million (which excluded the impact of the Insurance SPAC, goodwill impairment, and expense related to the deferred compensation granted in 1Q20 in excess of amount budgeted). The 2021 adjusted pre-tax income performance was to be measured excluding the impact of all Company sponsored SPACs on the P&L. The targeted 2021 cash bonuses for Messrs. Brafman, Cohen and Pooler were set at $2,500,000, $2,500,000 and $750,000, respectively, while the targeted equity bonuses for such executives were set at 55%, 55% and 40% of base salary, respectively. Subject to the Compensation Committee’s review of the Company’s performance compared to the targeted metric, and at the Compensation Committee’s discretion, performance-based bonuses would be based on the Company’s performance, each executive’s respective performance and other qualitative achievements in 2021. No executive officer other than Mr. Brafman had any role in determining or recommending the amount or form of 2021 executive officer compensation.
As reflected under “Bonus” in the Executive Compensation Table above, Messrs. Brafman, Cohen and Pooler were awarded performance-based cash bonus awards in the amounts of $5,500,000, $5,500,000, and $1,350,000, respectively. Mr. Pooler was also awarded an aggregate of $63,665 in cash bonuses in 2021 specifically in connection with his performance in 2021 related to services provided under certain administrative services agreements with affiliated SPACs, which amount is also reflected under “Bonus” in the Executive Compensation Table above.
In addition, Messrs. Brafman, Cohen and Pooler were awarded performance-based equity bonus awards in the amounts of $346,673, $346,673, and $254,665, respectively, for their performance in 2021.
In determining such performance-based bonuses, the Compensation Committee considered qualitative and quantitative achievements such as Messrs. Brafman’s, Cohen’s and Pooler’s respective roles during 2021 in connection with the following:

•
Achieving 2021 actual adjusted pre-tax income of $22.1 million (excluding the impact of Company-sponsored SPACs and income from a certain equity method investment and non-convertible non-controlling interest, and including the other non-operating gain on debt extinguishment);

•
Growing the Company’s gestation repo business from an approximately $3.3 billion book at the end of 2020 to an approximately $3.8 billion book at the end of 2021, and growing revenue by $18.4 million from 2020;

•
Growing asset management revenue streams including PriDe funds, US insurance funds, SPAC funds, and SPAC series funds;

•
Developing the Company’s SPAC franchise by acting as sponsor, investment manager, and investor:

•
Sponsored INSU Acquisition Corp. II announced its business combination with Metromile, Inc. in November 2020, which was completed in February 2021;

•
Sponsored INSU Acquisition Corp. III raised $250 million in an IPO in December 2020;

•
Invested in SPACs sponsored by the Company, its affiliates, and third parties;

•
Building new investment banking group operating as Cohen & Company Capital Markets (“CCCM”), including the hiring of 12 employees; CCCM generated revenue of $22.7 million in 2021 and has a robust pipeline;

•
Establishing new commercial real estate opportunities platform:

•
Hired team of 8 employees;

•
Originated first loan in November 2021 and originated 7 additional loans in December 2021;

•
Entered into joint venture with an outside investor committed to providing up to $435 million of capital, with the Company providing $15 million of capital;

•
Negotiated repurchase facility to finance assets until such assets can be securitized into a CLO;

•
Working to optimize the use of the Company’s capital position:

•
Extended the $25 million credit facility with Byline Bank;

•
Repaid the $2.4 million Senior Notes held by EBC;

•
Repaid the remaining $4.0 million of Redeemable Financial Instruments supporting the GCF repo business;

•
Selling, through an At-the-Market (ATM) Offering with Northland Capital, 300,859 COHN shares at an average price of $30.95 per share for gross proceeds of $9.3 million and net proceeds of $9.1 million; and

•
Restarting the quarterly cash dividend of $0.25 per share in 3Q21 and declaring a special one-time cash dividend of $0.75 per share along with the 4Q21 regular quarterly dividend.

Mr. Cohen did not receive “Non-Equity Incentive Plan Compensation” related to the provision in the Cohen Employment Agreement calling for a payment equal to 25% of the aggregate net income of the European Business (as defined in the Cohen Employment Agreement, which is described in greater detail below), as the Company’s cumulative net income of the European Business was still negative as of the end of 2021.
In December 2021, the Board of Directors, upon the Compensation Committee’s recommendation, unanimously approved the compensation for each executive officer for 2021.
Cohen & Company, LLC was the manager and a member of Insurance Acquisition Sponsor II, LLC (“IAS II”) and Dioptra Advisors II, LLC, each of which was a Delaware limited liability company and a subsidiary of the Company (“Dioptra II” and, together with IAS II, the “Insurance SPAC II Sponsor Entities”). The Insurance SPAC II Sponsor Entities were sponsors of INSU Acquisition Corp. II (Nasdaq: MILE), a SPAC formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses (the “Insurance SPAC II”).

On November 24, 2020, the Insurance SPAC II entered into an Agreement and Plan of Merger with INSU II Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of the Insurance SPAC II, and Metromile, Inc., a Delaware corporation (currently named MetroMile Operating Company) (“MetroMile”).
Prior to the closing of the Insurance SPAC II Merger, in September 2020, Daniel G. Cohen, Lester R. Brafman and Joseph W. Pooler, Jr., purchased for $1,000, $1,000, and $150, respectively, interests in Dioptra II. The purchase date was treated as the grant date for equity compensation purposes. Subsequent to the closing of the Insurance SPAC II Merger, in respect of their ownership interests in Dioptra II, Messrs. Cohen, Brafman and Pooler received a distribution from Dioptra II of 170,000, 170,000 and 25,500 shares of MILE Class A Common Stock, respectively. On February 9, 2021, the date of the Insurance SPAC Merger, the Company recognized compensation expense equal to the grant date fair value of Messrs. Cohen, Brafman and Pooler’s shares of $1,697,481, $1,697,481 and $254,622, respectively, which amounts are reflected in the “All Other Compensation” column in the table above.
On July 28, 2022, Lemonade (NYSE: LMND) acquired MILE in a merger transaction pursuant to which all of the above-mentioned shares of MILE Class A Common Stock were converted into shares of Lemonade common stock.
Outstanding Equity Awards at Fiscal Year-End 2022
The following table summarizes the equity awards the Company has made to each of the named executive officers that were outstanding as of December 31, 2022:
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock or Units That Have Not Vested (#)	Market Value of Shares of Stock or Units That Have Not Vested ($)(1)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Lester R. Brafman	—	—	—	—	—	(2)	3,435,654	—	—
Joseph W. Pooler, Jr.	—	—	—	—	—	36,000(3)	300,240	—	—
Daniel G. Cohen	—	—	—	—	—	4,119,500(4)	3,435,663	—	—

(1)
The amounts set forth in this column equal the number of shares of restricted common stock or the number of shares of common stock into which restricted units of membership interests in Cohen & Company, LLC (“LLC Units”) may be redeemed, as applicable, multiplied by the closing price of the Company’s common stock ($8.34) as reported by the NYSE American on December 30, 2022.

(2)
As of December 31, 2022, Mr. Brafman held 169,750 restricted shares of the Company’s common stock and 2,421,990 restricted LLC Units.

These restricted shares of common stock consist of: (i) 160,000 restricted shares of common stock which were granted to Mr. Brafman under the Company’s 2020 Long-Term Incentive Plan on October 22, 2020, 40,000 of which vested on January 31, 2023 and 40,000 shares of the remaining 120,000 restricted shares will vest on each of January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries; and (ii) 9,750 restricted shares of common stock which were granted to Mr. Brafman under the Company’s 2020 Long-Term Incentive Plan on February 3, 2021, which vested on January 31, 2023.

These LLC Units consist of: (i) 2,000,000 restricted LLC Units granted to Mr. Brafman under the 2020 Long-Term Incentive Plan on October 28, 2021, 400,000 of which vested and were delivered to Mr. Brafman on January 31, 2023, and 400,000 of the remaining 1,600,000 restricted units will vest and be delivered to Mr. Brafman on each of January 31, 2024, January 31, 2025, January 31, 2026 and January 31, 2027, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries; (ii) 210,990 restricted LLC Units which were granted to Mr. Brafman under the 2020 Long-Term Incentive Plan on December 20, 2021, one-third of which vested and were delivered to Mr. Brafman on January 31, 2023, and one-half of the remaining 140,660 restricted units will vest and be delivered to Mr. Brafman on each of January 31, 2024 and January 31, 2025, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries; and (iii) 211,000 restricted LLC Units which were granted to Mr. Brafman under the 2020 Long-Term Incentive Plan on December 20, 2022, one-third of which will vest and be delivered to Mr. Brafman on each of January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units described in this paragraph, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
(3)
Represents restricted shares of the Company’s common stock. The restricted shares of common stock consist of: (i) 5,000 restricted shares awarded to Mr. Pooler under the 2020 Long-Term Incentive Plan on February 3, 2021, which vested on January 31, 2023; (ii) 15,500 restricted shares awarded to Mr. Pooler under the 2020 Long-Term Incentive Plan on December 20, 2021, one-third of which vested on January 31, 2023, and one-half of the remaining 10,333 will vest on each of January 31, 2024 and January 31, 2025, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries; and (iii) 15,500 restricted shares awarded to Mr. Pooler under the 2020 Long-Term Incentive Plan on December 20, 2022, of which one-third will vest on each of January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.

(4)
Represents restricted LLC Units. These restricted LLC Units consists of: (i) 1,600,000 restricted LLC Units which were granted to Mr. Cohen under the 2020 Long-Term incentive Plan on October 22, 2020, 400,000 of which vested and were delivered to Mr. Cohen on January 31, 2023, and 400,000 units of the remaining 1,200,000 restricted units will vest and be delivered to Mr. Cohen on each of January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries; and (ii) 97,500 restricted LLC Units which were granted to Mr. Cohen under the Company’s 2020 Long-Term Incentive Plan on February 3, 2021, which vested and were delivered to Mr. Cohen on January 31, 2023; (iii) 2,000,000 restricted LLC Units granted to Mr. Cohen under the 2020 Long-Term Incentive Plan on October 28, 2021, 400,000 of which vested and were delivered to Mr. Cohen on January 31, 2023, and 400,000 of the remaining 1,600,000 restricted units will vest and be delivered to Mr. Cohen on each of January 31, 2024, January 31, 2025, January 31, 2026 and January 31, 2027, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries; (iv) 211,000 restricted LLC Units which were granted to Mr. Cohen under the 2020 Long-Term Incentive Plan on December 20, 2021, 70,333 of which vested and were delivered to Mr. Cohen on January 31, 2023, and one half of the remaining 140,667 restricted units will vest and be delivered to Mr. Cohen on each of January 31, 2024 and January 31, 2025, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries; and (v) 211,000 restricted LLC Units which were granted to Mr. Cohen under the 2020 Long-Term Incentive Plan on December 20, 2022, one-third of which will vest and be delivered to Mr. Cohen on each of January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units described in this paragraph, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.

Employment Agreements with Named Executive Officers
Lester R. Brafman, Chief Executive Officer
On September 16, 2013, the Company and Cohen & Company, LLC entered into an Employment Agreement with Mr. Brafman (the “Brafman Employment Agreement”). The Brafman Employment Agreement expired pursuant to its own terms on December 31, 2014. Mr. Brafman does not currently have an employment agreement with the Company.
Under the Brafman Employment Agreement, Mr. Brafman served as the Chief Executive Officer of both the Company and Cohen & Company, LLC.
The Brafman Employment Agreement provided that Mr. Brafman’s minimum base salary was $600,000 per annum. In addition, the Compensation Committee could periodically review Mr. Brafman’s base salary and provide for such increases as it deemed appropriate, in its discretion.
Under the Brafman Employment Agreement, in addition to base salary, for each fiscal year of Cohen & Company, LLC ending during the term, Mr. Brafman had the opportunity to receive an annual bonus in an amount and on such terms as were to be determined by the Compensation Committee. The Compensation Committee also had the discretion to grant Mr. Brafman other bonuses in such amounts and on such terms as it determined, in its discretion. The foregoing did not limit Mr. Brafman’s eligibility to receive any other bonus under any other bonus plan, stock option or equity-based plan, or other policy or program of the Company or Cohen & Company, LLC.
Under the Brafman Employment Agreement, Mr. Brafman was entitled to participate in any equity compensation plan of the Company or Cohen & Company, LLC in which he was eligible to participate, and could be granted, in accordance with any such plan, options to purchase LLC Units, options to purchase shares of the Company’s common stock, shares of restricted stock and/or other equity awards in the discretion of the Compensation Committee. The Brafman Employment Agreement also provided that Mr. Brafman was entitled to participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits and perquisites that were available to other senior executives of Cohen & Company, LLC generally, in each case to the extent that Mr. Brafman was eligible under the terms of such plans or programs.
On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Brafman’s salary to $630,000 per year, effective January 1, 2017. Further, on December 20, 2022, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Branfman’s salary to $655,200 per year, effective January 1, 2023.
Daniel G. Cohen, Executive Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC
On May 9, 2013, Mr. Cohen entered into the Amended and Restated Employment Agreement (the “Cohen Employment Agreement”), by and among the Company and Cohen & Company, LLC, and, solely for purposes of Sections 6.4 and 7.5 thereof, JVB and J.V.B. Financial Group Holdings (formerly known as C&Co/PrinceRidge Holdings LP and as PrinceRidge Holdings LP). The Cohen Employment Agreement became effective on September 16, 2013.
The initial term of the Cohen Employment Agreement ended on December 31, 2014, however, pursuant to the terms of the Cohen Employment Agreement, the term renewed automatically for an additional one-year period at such time and will continue to be renewed for additional one-year periods at the end of any renewed term unless terminated by the parties in accordance with the terms of the Cohen Employment Agreement.
Pursuant to the Cohen Employment Agreement, Mr. Cohen will receive, during the term thereof, a guaranteed payment from Cohen & Company, LLC of at least $600,000 annually (the “Current Guaranteed Payment”). On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved the increase of the Current Guaranteed Payment to $630,000 per year, effective January 1, 2017.

On December 20, 2022, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Cohen’s salary to $655,200 per year, effective January 1, 2023.
On May 24, 2022, Cohen & Company, LLC, Mr. Cohen, and the Company’s indirect subsidiaries, J.V.B. Financial Group Holdings, LP (formerly C&Co/PrinceRidge Holdings LP) and C&Co/PrinceRidge Partners LLC entered into Amendment No. 1 to the Cohen Employment Agreement, pursuant to which, effective as of such date, (i) Mr. Cohen agreed to serve as the Executive Chairman of the Company’s Board of Directors and the Executive Chairman of Cohen & Company, LLC’s Board of Managers; and (ii) as a result of Mr. Cohen’s new roles, Mr. Cohen agreed that he would no longer be eligible to receive the Cohen Allocations (which are described in greater detail below). Prior to the amendment, Mr. Cohen served, pursuant to the Cohen Employment Agreement, as (i) Chairman of the Company’s Board of Directors and Chairman of Cohen & Company, LLC’s Board of Managers, (ii) President of Cohen & Company Financial Limited, a wholly owned subsidiary of Cohen & Company, LLC formerly regulated by the Financial Conduct Authority in the United Kingdom, and (iii) President and Chief Executive of the European Business (as defined in the Cohen Employment Agreement).
Until the Cohen Employment Agreement was amended on May 24, 2022 (as described above), Mr. Cohen was entitled to receive under the Cohen Employment Agreement the following allocations (collectively, “Cohen Allocations”) from the Company: (a) a payment equal to 25% of the aggregate net income, if any, of the Company’s European Business (the “European Business”) in each calendar year as determined in accordance with GAAP, subject to an off-set equal to 25% of the aggregate net losses, if any, in prior periods until such net losses have been fully off-set by net income in future periods, and (b) a payment equal to 20% of the gross revenues generated on transactions for which Mr. Cohen was responsible for generating for the Company’s non-European broker-dealers during each semi-annual calendar period as determined in accordance with GAAP. Mr. Cohen did not receive any amounts in Cohen Allocations in 2021 or 2022.
During the term of the Cohen Employment Agreement, the Compensation Committee may, in its sole discretion, award Mr. Cohen allocations in amounts and on such terms to be determined by the Compensation Committee.
The Cohen Employment Agreement provides that Mr. Cohen may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that Mr. Cohen is eligible under the terms of such plans or programs. Mr. Cohen is entitled to participate in any equity compensation plan of the Company or Cohen & Company, LLC in which he is eligible to participate, and may, without limitation, be granted in accordance with any such plan options to purchase LLC Units, shares of the Company’s common stock and other equity awards in the discretion of the Compensation Committee.
Pursuant to the Cohen Employment Agreement, in the event Mr. Cohen is terminated by the Company due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as applicable) will be entitled to receive (a) any Current Guaranteed Payment and other benefits (the “Prior Period Allocations”) earned and accrued, but not yet paid, under the Cohen Employment Agreement prior to the date of termination; (b) a single-sum payment equal to the Current Guaranteed Payment that would have been paid to him for the remainder of the year in which the termination occurs; (c) a single-sum payment equal to (x) the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by (y) a fraction (1) the numerator of which is the number of days in such period preceding the termination and (2) the denominator of which is the total number of days in such period. In addition, in the event Mr. Cohen is terminated by the Company due to his death or disability, all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.
If Mr. Cohen terminates his employment without “Good Reason” (as defined in the Cohen Employment Agreement) or the Company terminates his employment for “Cause” (as defined in the Cohen Employment Agreement), Mr. Cohen will only be entitled to any Current Guaranteed Payment and other benefits earned and accrued, but unpaid, prior to the date of termination.

If Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or Cohen & Company, LLC terminates the Cohen Employment Agreement by not renewing the term of the Cohen Employment Agreement as provided therein, then Mr. Cohen will be entitled to receive (a) a single-sum payment equal to accrued but unpaid Current Guaranteed Payment and other benefits (including any Prior Period Allocations earned by Mr. Cohen); (b) a single-sum payment of an amount equal to three times (1) the average of the Current Guaranteed Payment amounts paid to Mr. Cohen over the three calendar years prior to the date of termination, provided that if this calculation yields less than $1,000,000, then Mr. Cohen will receive a single-sum payment of $1,000,000 in lieu of such amount; and (c) a single-sum payment equal to the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by a fraction (x) the numerator of which is the number of days in such period preceding the termination and (y) the denominator of which is the total number of days in such period. In addition, if Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or Cohen & Company, LLC terminates the Cohen Employment Agreement by not renewing the term of the Cohen Employment Agreement as provided therein, then all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.
In the event of a “Change of Control” (as defined in the Cohen Employment Agreement) of the Company, all of Mr. Cohen’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable. With respect to a Change of Control transaction, if Mr. Cohen remains with the Company through the first anniversary of a Change of Control, but leaves the Company within six months thereafter, such termination will be treated as a termination for Good Reason, and Mr. Cohen will be entitled to the compensation set forth in the preceding paragraph.
Pursuant to the Cohen Employment Agreement, if any amount payable to or other benefit to which Mr. Cohen is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Cohen.
All termination payments, other than for death or disability, are subject to Mr. Cohen signing a general release.
In the event Mr. Cohen’s employment is terminated by the Company for Cause, by Mr. Cohen without Good Reason, or by Mr. Cohen as a result of not renewing the Cohen Employment Agreement, Mr. Cohen will be restricted for a period of six months after the end of the term of the Cohen Employment Agreement in his ability to engage in certain activities that are competitive with the Company’s sales and trading of fixed income securities or investment banking activities in any European country in which the Company or any of its controlled affiliates operates (each a “Competing Business”), provided, however, that Mr. Cohen may serve as a member of the board of directors or equivalent position of any corporation or other company that is a Competing Business, provided, further, that Mr. Cohen is obligated to recuse himself from any discussion in such position if it raises a conflict of interest with respect to Mr. Cohen’s duties to the Company or adversely affects the Company. In addition, for a period of six months following the end of the term of the Cohen Employment Agreement, regardless of the reason the term of the Cohen Employment Agreement ends, Mr. Cohen is prohibited under certain circumstances from soliciting the Company’s employees, customers and clients.
Joseph W. Pooler, Jr., Chief Financial Officer
Mr. Pooler’s Employment Agreement, dated May 7, 2008 and amended on February 20, 2009, February 18, 2010 and February 3, 2021 (as so amended, the “Pooler Agreement”), provides for a minimum salary of $400,000 per annum through December 31, 2010. Mr. Pooler’s base salary for fiscal years after

2010 will be determined by the Compensation Committee. On January 15, 2013, the Compensation Committee increased Mr. Pooler’s salary to $420,000 per year. On February 16, 2017, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Pooler’s salary to $441,000 per year, effective January 1, 2017. On February 3, 2021, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Pooler’s salary to $463,000 per year, effective January 1, 2021. Further, on December 20, 2022, upon recommendation of the Compensation Committee, the Board approved an increase to Mr. Pooler’s salary to $481,600 per year, effective January 1, 2023.
The initial term of the Pooler Agreement ended on December 31, 2012, however, pursuant to the terms of the Pooler Agreement, the term renewed automatically for an additional one-year period at such time and will continue to be renewed for additional one-year periods at the end of any renewed term unless terminated by either of the parties in accordance with the terms of the Pooler Agreement.
Pursuant to the Pooler Agreement, if Mr. Pooler terminates his employment with “Good Reason” (as defined in the Pooler Agreement), the Company terminates his employment without “Cause” (as defined in the Pooler Agreement), or the Company chooses not to renew the Pooler Agreement at its expiration, Mr. Pooler will be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to three times Mr. Pooler’s annual salary in effect as of December 31, 2020; (c) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards; (d) payment for outplacement assistance appropriate for Mr. Pooler’s position for a period of one year following termination, such services not to exceed $25,000; and (e) continued family coverage, without incremental cost, in Company sponsored health and dental plans at then-current cost for a period of nine months.
In the event of a “Change of Control” (as defined in the Pooler Agreement), all of Mr. Pooler’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Pooler terminates his employment within the twelve-month period following a Change of Control, such termination will be treated as a termination for “Good Reason” so long as Mr. Pooler makes himself available to provide transition services to the Company, at the request of the Company, for up to twelve months following the Change of Control.
Pursuant to the Pooler Agreement, if any amount payable to or other benefit to which Mr. Pooler is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Pooler, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Pooler.
The Pooler Agreement contains a waiver of any “Good Reason” termination that was available to Mr. Pooler pursuant to the terms of his original employment agreement as a result of the closing of a transaction pursuant to which Cohen & Company, LLC became a majority owned subsidiary of the Company. The Pooler Agreement also acknowledges that Mr. Pooler’s equity-based awards in Cohen & Company, LLC became fully vested and immediately exercisable as of December 16, 2009, the date of the closing of the transaction pursuant to which Cohen & Company, LLC became a majority owned subsidiary of the Company.
During the period of Mr. Pooler’s employment with Cohen & Company, LLC, and the period ending one year following the termination of his employment with Cohen & Company, LLC, Mr. Pooler may not, directly or indirectly through another entity, (a) induce or attempt to induce any employee of Cohen & Company, LLC or its affiliates to leave the employ of Cohen & Company, LLC or such affiliates, or in any way interfere with the relationship between Cohen & Company, LLC and any of its affiliates and any employee thereof, or (b) hire any person who was an employee of Cohen & Company, LLC or any of its affiliates or subsidiaries within 180 days after such person ceased to be an employee of Cohen & Company, LLC or any of its affiliates.

Potential Payments Upon Termination or Change in Control
As described above, Messrs. Cohen and Pooler have provisions in their respective employment agreements providing for certain benefits upon the occurrence of certain events, including terminations of their respective employment without cause or for good reason, upon a change of control, or upon their death or disability. As a part of the negotiations of each employment agreement, the Board of Directors believed that circumstances giving rise to the payments set forth above were appropriate.
Other Compensation Plans
The Company does not generally provide its executive officers with payments or other benefits at, following or in connection with retirement. The Company does not generally have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for its executive officers.
Cash and Equity Plan Compensation
The Company’s Cash Bonus Plan
In August 2009, our Board of Directors adopted the Cohen & Company Inc. (formerly Alesco Financial Inc.) Cash Bonus Plan (the “Cash Bonus Plan”), which was approved by stockholders on December 15, 2009. The purpose of the Cash Bonus Plan is to provide performance-based cash bonus compensation for participants based on the attainment of one or more performance goals or targets that are related to the financial success of the Company, and that are established from time to time by the Compensation Committee, as part of an integrated compensation program.
The 2020 Long-Term Incentive Plan
The 2020 Long-Term Incentive Plan, as amended from time to time, is administered by the Compensation Committee, except that, in certain circumstances, the Board of Directors may act in its place. The purpose of the 2020 Long-Term Incentive Plan is to induce key employees, directors, officers, advisors and consultants to continue providing services to the Company and its subsidiaries and to encourage them to increase their efforts to make the Company’s business more successful, whether directly or through its subsidiaries or other affiliates. In furtherance of these objectives, the 2020 Long-Term Incentive Plan is designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted shares, phantom shares, dividend equivalent rights and other forms of equity based awards as contemplated by the 2020 Long-Term Incentive Plan, with eligibility for such awards determined by the Compensation Committee. The Compensation Committee and Board of Directors believe that awards of restricted shares, typically vesting over multi-year periods, are the most effective of the equity-based incentives available under the 2020 Long-Term Incentive Plan in accomplishing its compensation goals.
Equity-based awards to key personnel under the 2020 Long-Term Incentive Plan are generally subject to vesting periods in order to support the achievement of the Company’s performance goals over the long-term and to help retain key personnel. The Compensation Committee determines the number and type of equity-based incentives that should be awarded from time to time to key personnel under the 2020 Long-Term Incentive Plan in light of the Company’s compensation goals and objectives.
Effective February 3, 2021, 19,500 restricted shares of our common stock were awarded to Mr. Brafman based on his performance in 2020. The grant date fair value per share of these restricted shares was $18.54. These restricted shares were awarded under the 2020 Long-Term Incentive Plan. One-half of these restricted shares vested and were delivered to Mr. Brafman on each of January 31, 2022 and January 31, 2023.
Effective February 3, 2021, 195,000 restricted LLC Units were also awarded to Mr. Cohen based on his performance in 2020. The grant date fair value per share of these LLC Units was $1.854. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-half of these LLC Units vested and were delivered to Mr. Cohen on each of January 31, 2022 and January 31, 2023. Once LLC Units are vested and delivered to Mr. Cohen, Mr. Cohen may cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective February 3, 2021, 10,000 restricted shares of our common stock were awarded to Mr. Pooler based on his performance in 2020. The grant date fair value per share of these restricted shares was $18.54. These restricted shares were awarded under the 2020 Long-Term Incentive Plan. The restrictions expired with respect to one-half of these restricted shares on each of January 31, 2022 and January 31, 2023.
Effective October 28, 2021, 2,000,000 restricted LLC Units were awarded to Mr. Brafman in the interest of retention. The grant date fair value per LLC Unit was $2.12. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. 400,000 of these LLC Units vested and were delivered to Mr. Brafman on January 31, 2023, and 400,000 of the remaining 1,600,000 of these LLC Units will vest and be delivered to Mr. Brafman on each of January 31, 2024, January 31, 2025, January 31, 2026 and January 31, 2027, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective October 28, 2021, 2,000,000 restricted LLC Units were awarded to Mr. Cohen in the interest of retention. The grant date fair value per LLC Unit was $2.12. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. 400,000 of these LLC Units vested and were delivered to Mr. Cohen on January 31, 2023, and 400,000 of the remaining 1,600,000 of these LLC Units will vest and be delivered to Mr. Cohen on each of January 31, 2024, January 31, 2025, January 31, 2026 and January 31, 2027, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective December 20, 2021, 211,000 LLC Units were awarded to Mr. Brafman based on his performance in 2021, 210,990 LLC Units of which were restricted LLC Units. The grant date fair value per LLC Unit was $1.643. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. Ten of these LLC Units which were vested were delivered to Mr. Brafman on the date of grant. One-third of these LLC Units vested and were delivered to Mr. Brafman on January 31, 2023, and one-half of the remaining 140,660 LLC Units will vest and be delivered to Mr. Brafman on each of January 31, 2024 and January 31, 2025, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective December 20, 2021, 211,000 restricted LLC Units were awarded to Mr. Cohen based on his performance in 2021. The grant date fair value per LLC Unit was $1.643. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. 70,333 of these LLC Units vested and were delivered to Mr. Cohen on January 31, 2023, and one half of the remaining 140,667 LLC Units will vest and be delivered to Mr. Cohen on each of January 31, 2024 and January 31, 2025, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective December 20, 2021, 15,500 restricted shares of our common stock were awarded to Mr. Pooler based on his performance in 2021. The grant date fair value per share of these restricted shares was $16.43. These restricted shares were awarded under the 2020 Long-Term Incentive Plan. One-third of these shares of common stock vested on January 31, 2023, and one-half of the remaining 10,333 of these shares of common stock will vest on each of January 31, 2024 and January 31, 2025, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.
Effective December 20, 2022, 211,000 restricted LLC Units were awarded to Mr. Cohen based on his performance in 2022. The grant date fair value per LLC Unit was $0.846. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-third of these LLC Units will vest and be delivered to

Mr. Cohen on each of January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Cohen will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective December 20, 2022, 211,000 restricted LLC Units were awarded to Mr. Brafman based on his performance in 2022. The grant date fair value per LLC Unit was $0.846. These LLC Units were awarded under the 2020 Long-Term Incentive Plan. One-third of these LLC Units will vest and be delivered to Mr. Brafman on each of January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Brafman is then employed by the Company or any of its subsidiaries. Following the vesting and delivery of the applicable LLC Units, Mr. Brafman will be able to cause Cohen & Company, LLC to redeem such LLC Units at any time for, at the Company’s option, cash or one share of common stock for every ten such LLC Units.
Effective December 20, 2022, 15,500 restricted shares of our common stock were awarded to Mr. Pooler based on his performance in 2022. The grant date fair value per share of these restricted shares was $8.46. These restricted shares were awarded under the 2020 Long-Term Incentive Plan. The restrictions expire with respect to one-third of these restricted shares on each of January 31, 2023, January 31, 2024 and January 31, 2025, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.
Non-Qualified Deferred Compensation Plan
In February 2020, the Board adopted the Cohen & Company Inc. Non-Qualified Deferred Compensation Plan (the “Deferred Compensation Plan”).
The Deferred Compensation Plan is a non-qualified deferred compensation plan for a select group of management and other highly compensated employees (within the meaning of ERISA) of the Company and its subsidiaries.
The Deferred Compensation Plan is designed to comply with Section 409A of the Code.
The Deferred Compensation Plan allows the Company to make discretionary “Company Allocations” to eligible participant accounts, which may be a percentage of the eligible participant’s base cash salary or a fixed dollar amount, as approved by the Compensation Committee.
A Rabbi Trust may (but need not) be established by the Company in connection with the Deferred Compensation Plan for purposes of holding assets necessary to fund payment of the Company Allocations. With respect to any benefits payable under the Deferred Compensation Plan, the participants (and their beneficiaries) will have the same status as general unsecured creditors of the Company. Pursuant to the Deferred Compensation Plan, no participant is permitted to make elective deferral contributions to their plan accounts without the approval of the Compensation Committee.
Perquisites
Perquisites did not constitute a material portion of the compensation paid to the executive officers for fiscal year 2021 or 2022. Executive officers are eligible to participate in all of the Company’s employee benefit plans, such as medical, dental, group life, disability, accidental death and dismemberment insurance and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law. The Company pays premiums on behalf of its named executive officers in connection with the Company’s executive medical reimbursement plan and provides such officers with monthly auto allowances.

Equity Compensation Plan Information
The following table provides information regarding the 2020 Long-Term Incentive Plan as of December 31, 2022:
	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon the exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	—	—	697,324
Equity compensation plans not approved by security holders	—	—	—
Total			697,324
Eligibility and Types of Awards
Eligibility for Awards under the 2020 Long-Term Incentive Plan is determined by the Compensation Committee. Key employees, directors, officers, advisors, consultants and other personnel of the Company and its subsidiaries and other persons who are expected to provide significant services to the Company or its subsidiaries, including Cohen & Company, LLC, any joint venture affiliate of the Company or its subsidiaries and employees of such persons (each a “Participant”) are eligible to be granted Awards under the 2020 Long-Term Incentive Plan.
All directors and employees of the Company or its affiliates are eligible to receive awards under the 2020 Long-Term Incentive Plan, including the Company’s named executive officers, Lester R. Brafman, Daniel G. Cohen and Joseph W. Pooler, Jr. As of April 17, 2023, all of our directors (five persons), executive officers (three persons) and employees of the Company and its affiliates (approximately 115 persons) were eligible to participate in the 2020 Long-Term Incentive Plan.
New Plan Benefits
Because the grant of awards under the 2020 Long-Term Incentive Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in 2020 Long-Term Incentive Plan. See “Executive Compensation — Compensation of Executive Officers, Outstanding Equity Awards at Fiscal Year-End 2022 and Compensation of Directors,” which provides information on the equity awards granted to the named executive officers in 2022 under the 2020 Long-Term Incentive Plan.

PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation and our financial performance for each of the last two completed calendar years. In determining the “compensation actually paid” to our named executive officers, we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table in previous years, as the SEC’s valuation methods for this section differ from those required in the Summary Compensation Table. The table below summarize compensation values both previously reported in our Summary Compensation Table, as well as the adjusted values required in this section for the 2021 and 2022 calendar years. Note that compensation for our named executive officers other than our Chief Executive Officer (“CEO”) is reported as an average. For all periods presented below, Lester R. Brafman was our CEO, and Daniel G. Cohen and Joseph W. Pooler, Jr. were our non-CEO named executive officers.
Year	Summary compensation table total for CEO(1) ($)	Compensation actually paid to CEO(2) ($)	Average summary compensation table total for non-CEO named executive officers(3) ($)	Average compensation actually paid to non-CEO named executive officers(4) ($)	Value of initial fixed $100 investment based on total shareholder return(5) ($)	Net income(6) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	2,977,171	475,156	2,123,343	806,060	64	(13,389,900)
2021	12,462,232	7,542,963	7,446,566	4,944,439	93	11,808,000

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for our CEO, for each corresponding year in the “Total” column of the Summary Compensation Table. Please refer to “Executive Compensation — Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Brafman, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Brafman during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Brafman’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for CEO ($)	Deduct Reported Value of Equity Awards(A) ($)	Add Equity Award Adjustments(B) ($)	Compensation Actually Paid to CEO (in thousands) ($)
2022	2,977,171	178,506	(2,323,509)	475,156
2021	12,462,232	4,586,673	(332,597)	7,542,963

(A)
Represents the total of any amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(B)
The Equity Award Adjustments for each applicable year include the addition or subtraction, as applicable, of the following:

i.
add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year;

ii.
add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year;

iii.
add, for awards that are granted and vest in the same year, the fair value as of the vesting date;

iv.
add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year;

v.
subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and

vi.
add the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year;

vii.
deduct the aggregate change in the actuarial present value of the named executive officer’s accumulated benefit under all defined benefit and actuarial pension plans reported in the Summary Compensation Table;

viii.
add, for all defined benefit and actuarial pension plans reported in the Summary Compensation Table the aggregate of:

a.
service cost, calculated as the actuarial present value of each named executive officer’s benefit under all such plans attributable to services rendered during the covered fiscal year; and

b.
prior service cost, calculated as the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the covered fiscal year that are attributed by the benefit formula to services rendered in periods prior to the amendment.

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments (as described immediately above) are as follows:
Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards Prior to the Vesting Date Not Otherwise Reflected in Fair Value or Total Compensation ($)	Service Costs and Prior Service Costs ($)	Total Equity Award Adjustments ($)
2022	175,974	(2,528,793)	—	29,310	—	—	—	(2,323,509)
2021	312,476	(680,703)	—	35,630	—	—	—	(332,597)

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for our Company’s non-CEO named executive officers, Daniel G. Cohen and Joseph W. Pooler, Jr., as a group in the “Total” column of the Summary Compensation Table in each applicable year.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the non-CEO named executive officers as a group (i.e., Messrs. Cohen and Pooler), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-CEO named executive officers as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-CEO named executive officers as a group for each year to determine the compensation actually paid, using the same methodology described above in footnote (2):
Year	Average Reported Summary Compensation Table Total for Non-CEO named executive officers ($)	Deduct Average Reported Value of Equity Awards ($)	Add Average Equity Award Adjustments(a) ($)	Average Compensation Actually Paid to Non- CEO named executive officers ($)
2022	2,123,343	154,818	(1,162,465)	806,060
2021	7,446,566	2,420,669	(81,458)	4,944,439

(a)
The amounts deducted or added in calculating the total Average Equity Award Adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Service Costs and Prior Service Costs ($)	Total Equity Award Adjustments ($)
2022	152,622	(1,330,717)	—	15,630	—	—	—	(1,162,465)
2021	271,023	(382,625)	—	30,145	—	—	—	(81,457)

(5)
Total shareholder return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our Company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period.

(6)
The dollar amounts reported represent the amount of net income (loss) attributable to Cohen & Company Inc. Enterprise net income (loss) for the years ended 2022 and 2021 was $(35,467) and $38,464, respectively, as reflected in our consolidated audited financial statements.

COMPENSATION OF DIRECTORS
The Company generally uses cash-based compensation to attract and retain qualified candidates to serve on the Board of Directors. In accordance with the Company’s compensation policy, for serving as a director for the fiscal year ended December 31, 2022, our non-employee directors each received an annual cash fee of $75,000. The Chairperson of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee receive additional annual cash fees of $20,000, $3,750 and $3,750, respectively. Further, on December 20, 2022, each of our non-employee directors was awarded 1,100 unrestricted shares of our common stock having a grant date fair value of $8.46 per share.
The table below summarizes the compensation information for the Company’s non-employee directors for the fiscal year ended December 31, 2022. Daniel G. Cohen, Executive Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, is not included in the table below as he is deemed a “named executive officer” of the Company. Compensation for Mr. Cohen is shown on the Executive Compensation Table above.
Director Compensation
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
G. Steven Dawson	95,000	9,306	—	—	—	—	104,306
Jack DiMaio	75,000	9,306	—	—	—	—	84,306
Jack Haraburda	78,750	9,306	—	—	—	—	88,056
Diana Louise Liberto	78,750	9,306	—	—	—	—	88,056

(1)
Amounts in this column represent annual Board fees and annual chair fees earned by non-employee directors for service in 2022.

The Company reimburses all non-employee directors for travel and other reasonable expenses incurred in connection with attending its Board of Directors, committee and annual meetings.

PROPOSAL TWO — RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Grant Thornton LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
Stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm is not required under the laws of the State of Maryland, by our Bylaws or otherwise. However, our Board of Directors believes that it is good corporate practice to seek stockholder ratification of the selection of our independent registered public accounting firm. If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm during the year if it determines that such a change would be in our best interests and those of our stockholders.
Representatives of Grant Thornton LLP are expected to be present at the Company’s 2023 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH RATIFICATION.

PRINCIPAL ACCOUNTING FIRM FEES
During the years ended December 31, 2022 and December 31, 2021, Grant Thornton LLP provided various audit and non-audit services to the Company and its subsidiaries. The aggregate fees billed by Grant Thornton LLP to the Company and its subsidiaries for the years ended December 31, 2022 and 2021 were as follows:
	Year Ended December 31, 2022	Year Ended December 31, 2021
Audit Fees(1)	$647,600	$631,857
Audit-Related Fees(2)	19,950	19,950
Tax Fees	13,131	—
All Other Fees	17,096	10,000
Total Principal Accounting Firm Fees	$697,777	$661,807

(1)
Audit fees relate to services rendered by Grant Thornton LLP in connection with: (a) the audits of the annual financial statements included in our Annual Reports on Form 10-K and services attendant to, or required by, statute or regulation; (b) the reviews of the financial statements included in our Quarterly Reports on Form 10-Q; (c) other services related to SEC and other regulatory filings, including providing consents; (d) services provided in connection with the statutory audits of our U.S. broker-dealer and United Kingdom and French subsidiaries; and (e) accounting and financial consultation attendant to the audit.

(2)
Audit-related fees include fees related to the Company’s 401(k) savings plan.

The Audit Committee must pre-approve all audit services and non-audit services provided to the Company or our subsidiaries by our independent registered public accounting firm, except for non-audit services covered by the de minimis exception in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”). All of the audit and audit-related fees described above for which Grant Thornton LLP billed for the fiscal years ended December 31, 2022 and December 31, 2021 were pre-approved by the Audit Committee.
The Audit Committee considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm at our Audit Committee’s regularly scheduled and special meetings. The Audit Committee has delegated to its Chairman, an independent member of our Board of Directors, the authority to grant pre-approvals of all audit, review and attest services and non-attest services other than the fees and terms for our annual audit, provided that any such pre-approval by the Chairman shall be reported to our Audit Committee at its next scheduled meeting.
The Audit Committee has considered whether the provision of these services is compatible with maintaining the independent registered public accounting firm’s independence and has determined that such services have not adversely affected the independence of our independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The following is a report by the Audit Committee regarding the responsibilities and functions of the Audit Committee. This report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Exchange Act, except to the extent the Company specifically incorporates this report of the Audit Committee by reference therein.
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors in accordance with the Audit Committee charter. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”). Our independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and, if required by applicable law, an audit of the effective operation of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee and review these processes. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements in the 2022 Form 10-K, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management and the independent registered public accounting firm the Company’s internal controls over financial reporting, including a review of management’s and the independent registered public accounting firm’s assessments of and reports on the effectiveness of internal controls over financial reporting and any significant deficiencies or material weaknesses and discussed with management and the independent registered public accounting firm, as applicable, the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002, as amended, to accompany the Company’s periodic filings with the SEC.
In addition, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on their independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as currently in effect, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and satisfied itself as to their independence. When considering the independence of the independent registered public accounting firm, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit of the Company’s consolidated financial statements and reviews of its consolidated financial statements, including in its Quarterly Reports on Form 10-Q, was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards (SAS) No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as subsequently superseded by Auditing Standard No. 1301.
In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the year ended December 31, 2022 be included in the 2022 Form 10-K.
The Audit Committee is composed of three independent non-employee directors and operates under a written charter adopted by the Board of Directors (which is available on our website at http://www.cohenandcompany.com). The Audit Committee currently consists of Ms. Liberto, Mr. Haraburda and Mr. Dawson, who serves as the Audit Committee Chairman. The Board of Directors, in its judgment, has determined that each committee member meets the independence requirements of the SEC and the NYSE American. The Board of Directors has also determined that each member of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the applicable NYSE American listing standards currently in effect, and that Mr. Dawson is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K.

The Audit Committee held five meetings during fiscal year 2022. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the independent registered public accounting firm. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. Audit Committee members rely, without independent investigation or verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with GAAP or that Grant Thornton LLP is in fact “independent.”
Respectfully Submitted,
Audit Committee
G. Steven Dawson, Chairman
Diana Louise Liberto
Jack Haraburda

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding the beneficial ownership of our common stock, Series E Preferred Stock and Series F Preferred Stock as of April 17, 2023, the record date for the meeting, by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, Series E Preferred Stock or Series F Preferred Stock, as applicable, (2) each current director and Director Nominee, (3) each named executive officer, and (4) all current directors and executive officers as a group. The number of shares of our stock beneficially owned by each entity, person, director, executive officer or named executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any stock as to which the individual has the sole or shared voting power or investment power and also any stock that the individual has a right to acquire within 60 days from April 17, 2023 through the exercise of any share option or other right. Unless otherwise indicated, each person has sole voting power and investment power with respect to the stock set forth in the following table.
Name	Series E Preferred Stock Beneficially Owned	Percent of Class(1)	Series F Preferred Stock Beneficially Owned	Percent of Class(2)	Common Stock Beneficially Owned	Percent of Class(3)
Greater than 5% owners:
Betsy Zubrow Cohen(4)	—	—	—	—	83,595	4.59%
Edward E. Cohen(5)	—	—	—	—	105,484	5.80%
EBC 2013 Family Trust(6)	—	—	—	—	80,000	4.40%
Directors and Named Executive Officers:
Lester R. Brafman(7)	—	—	—	—	195,702	10.75%
Daniel G. Cohen(8)	4,983,557	100%	22,429,541(9)	100%	4,189,796	71.90%
G. Steven Dawson(10)	—	—	—	—	27,816	1.53%
Jack J. DiMaio, Jr.	—	—	—	—	18,733	1.03%
Jack Haraburda	—	—	—	—	9,384	*
Diana Louise Liberto	—	—	—	—	13,438	*
Joseph W. Pooler, Jr.(11)	—	—	—	—	57,637	3.17%
All current executive officers and directors as a group (7 persons)(12)	4,983,557	100%	22,429,541	100%	4,512,506	77.44%

*
Beneficial ownership of less than 1% of the class is omitted.

(1)
Based on 4,983,557 shares of the Series E Preferred Stock issued and outstanding on April 17, 2023.

(2)
Based on 22,429,541 shares of the Series F Preferred Stock issued and outstanding on April 17, 2023.

(3)
Based on 1,819,866 shares of the Company’s common stock issued and outstanding on April 17, 2023.

(4)
The common stock includes 8,837 shares held by Solomon Investment Partnership, L.P. (the “Solomon Investment Partnership Shares”). Betsy Zubrow Cohen and Edward E. Cohen, her spouse, are the sole shareholders, officers and directors of the corporate general partner of Solomon Investment Partnership, L.P. and are the sole partners of the partnership. Betsy Zubrow Cohen and Edward E. Cohen share voting and dispositive power over the Solomon Investment Partnership Shares. Betsy Zubrow Cohen and Edward E. Cohen are the mother and father, respectively, of Daniel G. Cohen, Executive Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC.

The number of shares of common stock beneficially owned by Betsy Zubrow Cohen and set forth in the table above is based on the Schedule 13D filed by Betsy Zubrow Cohen with the SEC on September 8, 2015.
The address for this stockholder is 1240 North Casey Key Road, Osprey, Florida 34229.

(5)
The common stock includes the Solomon Investment Partnership Shares, over which Edward E. Cohen and Betsy Zubrow Cohen, his spouse, share voting and dispositive power.

The number of shares of common stock beneficially owned by Edward E. Cohen and set forth in the table above is based on the Schedule 13D filed by Edward E. Cohen with the SEC on September 8, 2015 and information provided by the Company.
The address for this stockholder is 1240 North Casey Key Road, Osprey, Florida 34229.
(6)
The common stock includes 80,000 shares of common stock (the “EBC Shares”) issued to EBC 2013 Family Trust (“EBC”), as assignee of CBF, on September 25, 2013 at $20.00 per share (for an aggregate amount of $1,600,000) in connection with the CBF Purchase Agreement. All of the common stock is pledged as security.

The number of shares of common stock beneficially owned by EBC and set forth in the table above is based on the Schedule 13D filed by EBC with the SEC on September 30, 2013 and information provided by the Company.
The address for this stockholder is c/o Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.
(7)
Mr. Brafman is the Chief Executive Officer of the Company and of Cohn & Company, LLC. The common stock does not include an aggregate of 120,000 restricted shares of common stock previously granted to Mr. Brafman on various dates and which will vest and be delivered to Mr. Brafman between January 31, 2024 and January 31, 2026 so long as Mr. Brafman is employed by the Company or any of its subsidiaries on the applicable vesting dates. Also does not include an aggregate of 195,166 shares of common stock into which 1,951,660 LLC Units previously granted to Mr. Brafman on various dates, and which will vest and be delivered to Mr. Brafman between January 31, 2023 and January 31, 2027 so long as Mr. Brafman is employed by the Company or any of its subsidiaries on the applicable vesting dates, may become convertible into common stock.

(8)
Mr. Cohen is the Executive Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC. Of the common stock, 160,325 shares are pledged as security.

The common stock includes 24,017 shares held directly by Mr. Cohen. The common stock also includes 1,459,330 shares of common stock into which 14,593,306 LLC Units held directly by Mr. Cohen may be redeemed within 60 days from April 17, 2023 (the “Cohen LLC Shares”).
The common stock includes the EBC Shares, of which Mr. Cohen may be deemed a beneficial owner as the result of his being a trustee of EBC and because Mr. Cohen has sole voting power with respect to all shares held by the EBC.
The common stock includes 78,740 shares of common stock held by CBF, as a result of Mr. Cohen being the sole owner and member of CBF. The common stock also includes 525,200 shares of common stock into which 5,252,002 LLC Units held by CBF may be redeemed within 60 days from April 17, 2023 (the “CBF Shares”).
The common stock includes 2,022,509 shares of common stock (the “DGC Trust Shares”) into which 20,225,095 LLC Units held by the DGC Family Fintech Trust (the “DGC Trust”) may be redeemed within 60 days from April 17, 2023. Mr. Cohen may be deemed to be the beneficial owner of any securities held by the DGC Trust as a result of his ability to acquire at any time any of the DGC Trust’s assets, including any securities held by the DGC Trust (and, in turn, the sole voting and sole dispositive power with respect to such securities), by substituting other property of an equivalent value without the approval or consent of any person, including any trustee or beneficiary of the DGC Trust.
The common stock does not include an aggregate of 315,166 shares of common stock into which 3,151,667 LLC Units previously granted to Mr. Cohen on various dates, and which will vest and be delivered to Mr. Cohen between January 31, 2024 and January 31, 2027 so long as Mr. Cohen is employed by the Company or any of its subsidiaries on the applicable vesting dates, may become convertible into common stock.
The address for this stockholder is c/o Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.

(9)
Of the 22,429,541 shares of the Series F Preferred Stock issued and outstanding as of April 17, 2023, 12,549,273 shares were owned by Daniel G. Cohen directly, and 9,880,268 shares were owned by the DGC Trust. Mr. Cohen may be deemed to be the beneficial owner of any securities held by the DGC Trust (including these 9,880,268 shares of Series F Preferred Stock) as a result of his ability to acquire at any time any of the DGC Trust’s assets, including any securities held by the DGC Trust (and, in turn, the sole voting and sole dispositive power with respect to such securities), by substituting other property of an equivalent value without the approval or consent of any person, including any trustee or beneficiary of the DGC Trust.

(10)
Mr. Dawson is a director of the Company. Includes 1,100 shares of common stock held directly by Mr. Dawson and 26,716 shares of common stock held by Regents Gate Associates LLC, of which Mr. Dawson’s spouse and Corriente Private Trust are the sole members. Mr. Dawson is the grantor, primary trustee and sole beneficiary of Corriente Private Trust. Mr. Dawson has voting and investment control with respect to the securities held in Regents Gate Associates LLC.

(11)
Mr. Pooler is the Executive Vice President, Chief Financial Officer and Treasurer of the Company. The common stock includes 10,333 restricted shares granted to Mr. Pooler on December 20, 2021, one-half of which will vest on each of January 31, 2024 and January 31, 2025, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries. The common stock also includes, 15,500 restricted shares granted on December 20, 2022, one-third of which will vest on each of January 31, 2024, January 31, 2025 and January 31, 2026, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.

(12)
The common stock includes the EBC Shares, the CBF Shares, the Cohen LLC Shares and the DGC Trust Shares, of which Daniel G. Cohen may be deemed to be a beneficial owner, as described in notes (6) and (8) above.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, which are referred to in this report as “reporting persons,” to file reports of ownership and changes in ownership with the SEC. Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC. To our knowledge, based solely on our review of the copies of the Section 16(a) forms furnished to us or upon written representations from certain of these reporting persons that no other reports were required, all Section 16(a) filing requirements applicable to the reporting persons were timely filed during our 2022 fiscal year.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION
This section of our proxy statement contains information about a variety of our corporate governance policies and practices. In this section, you will find information about how we are complying with the corporate governance rules of the NYSE American, which were approved by the SEC. We are committed to operating our business under strong and accountable corporate governance practices. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.
Code of Business Conduct and Ethics
We have established a Code of Business Conduct and Ethics (the “Code of Ethics”) that sets forth basic principles of conduct and ethics to guide all of our employees, officers and directors. The purpose of the Code of Ethics is to:
•
Promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
Promote avoidance of conflicts of interest, including disclosure to an appropriate person or committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

•
Promote full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•
Promote compliance with applicable governmental laws, rules and regulations;

•
Promote the prompt internal reporting to an appropriate person or committee of violations of the Code of Ethics;

•
Promote accountability for adherence to the Code of Ethics;

•
Provide guidance to employees, officers and directors to help them recognize and deal with ethical issues;

•
Provide mechanisms to report unethical conduct; and

•
Help foster our long-standing culture of honesty and accountability.

A waiver of any provision of the Code of Ethics as it relates to any director or executive officer must be approved by our Board of Directors without the involvement of any director who will be personally affected by the waiver or by a committee consisting entirely of directors, none of whom will be personally affected by the waiver. Waivers of the Code of Ethics for directors or executive officers will be promptly disclosed to our stockholders as required by applicable law. A waiver of any provision of the Code of Ethics as it relates to any other officer or employee must be approved by our Chief Financial Officer or Chief Legal Officer, if any, but only upon such officer or employee making full disclosure in advance of the behavior in question.
The Code of Ethics is available on our website at http://www.cohenandcompany.com and is also available in print free of charge to any stockholder who requests a copy by submitting a written request to Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, attention: Corporate Secretary.
Director Independence
Our Board of Directors is comprised of a majority of independent directors. In order for a director to be considered “independent,” our Board of Directors must affirmatively determine, based upon its review of all relevant facts and circumstances and after considering all applicable relationships, if any, that each of the current directors has no direct or indirect material relationship with the Company or its affiliates and satisfies the criteria for independence established by the NYSE American and the applicable rules promulgated by the SEC. Our Board of Directors has determined that each of the following members of the Board of Directors is independent: G. Steven Dawson, Jack Haraburda and Diana Louise Liberto. Our Board of

Directors has determined that Daniel G. Cohen is not independent because he is an employee of the Company. Our Board of Directors has determined that Jack J. DiMaio, Jr. is not independent because of the contractual relationships and obligations among the Company and JKD Capital Partners I LTD (“JKD Capital Partners”) (see “Certain Relationships and Related Party Transactions — JKD Capital Partners”).
It is the policy of our Board of Directors that the independent members of our Board of Directors meet separately without management directors at least twice per year during regularly scheduled Board meetings to discuss such matters as the independent directors consider appropriate. In 2022, the Company’s independent directors met separately without management directors two times.
Leadership Structure
The roles of Chairman of the Board and Chief Executive Officer are currently filled by separate individuals. Daniel G. Cohen is our Executive Chairman and Lester R. Brafman is our Chief Executive Officer. The Board believes that the separation of the offices of the Chairman and Chief Executive Officer is appropriate at this time because it allows our Chief Executive Officer to focus primarily on the Company’s business strategy, operations and corporate vision. However, the Board does not have a policy mandating that the roles of Chairman and Chief Executive Officer continue to be separated. Our Board elects our Chairman and our Chief Executive Officer, and each of these positions may be held by the same person or may be held by different people. We believe it is important that the Board retain flexibility to determine whether the two roles should be separate or combined based upon the Board’s assessment of the Company’s needs and leadership at a given point in time.
As noted above, the independent directors meet without management present at regularly scheduled executive sessions. The current leadership model, when combined with the composition of the Board, the strong leadership of our independent directors and Board committees and the highly effective corporate governance structures and processes already in place, strikes an appropriate balance between consistent leadership and independent oversight of the Company’s business and affairs.
Role of the Board in Risk Oversight
The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas conducted by relevant Board committees that report on their findings to the Board. The oversight responsibility of the Board and the Board committees is facilitated by management reporting processes designed to provide information to the Board concerning the identification, assessment and management of critical risks and management’s risk mitigation strategies and practices. These areas of focus include compensation, financial (including accounting, reporting, credit, liquidity and tax), operational, legal, regulatory, compliance, political and strategic risks. The full Board (or the appropriate Board committee), in concert with the appropriate members of management within the Company, reviews management reports to formulate risk identification, risk management and risk mitigation strategies. When a Board committee initially reviews management reports, the Chairman of the relevant Board committee briefs the full Board on the specifics of the matter at the next Board meeting. This process enables the Board to coordinate the risk oversight role, particularly with respect to risks spanning more than one operational area. The Board’s role in risk oversight does not have a direct effect on the Board’s leadership structure.
Recommendation of Nominees to Our Board of Directors
Subject to the rights of certain stockholders to nominate directors (see Proposal One — Election of Directors, “Rights of Certain Stockholders to Nominate Directors” above), our Board of Directors is responsible for the selection of nominees for election or appointment to the Board of Directors based on recommendations of our Nominating and Corporate Governance Committee, which is currently comprised of Mr. Dawson, Mr. Haraburda and Ms. Liberto. Our Nominating and Corporate Governance Committee may consider nominees recommended by management and stockholders using the criteria approved by the Board of Directors to evaluate all candidates. Our Nominating and Corporate Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable for members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, our Nominating and Corporate Governance Committee recommends the candidate for consideration by the full Board of Directors. Our Nominating and Corporate Governance Committee may engage consultants or third party search firms to assist in identifying and evaluating potential nominees. Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity.
Our Board of Directors’ policy is to encourage the selection of directors who will contribute to our overall corporate goals. Our Nominating and Corporate Governance Committee may, from time to time, review the appropriate skills and characteristics required of members of our Board of Directors, including such factors as business experience, diversity and personal skills in finance, marketing, financial reporting and other areas that are expected to contribute to an effective board. We do not have a specific policy on diversity of the Board of Directors. Instead, the Board of Directors evaluates nominees in the context of the Board of Directors as a whole, with the objective of recommending a group that can best support the success of the business and, based on the group’s diversity of experience, represent stockholder interests through the exercise of sound judgment. Such diversity of experience may be enhanced by a mix of different professional and personal backgrounds and experiences. Diversity is considered broadly and includes variety in personal and professional backgrounds, experience and skills, geographic location, as well as differences in gender, race, ethnicity and age. In evaluating potential candidates for our Board of Directors, our Nominating and Corporate Governance Committee will consider these factors in light of the specific needs of the Board at the time of its evaluation.
Our Nominating and Corporate Governance Committee may consider director candidates recommended by our stockholders. Our Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of our Board of Directors. To recommend a prospective nominee for consideration by our Nominating and Corporate Governance Committee, the candidate’s name and qualifications must be submitted in writing to our Secretary, Dennis Crilly, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, in accordance with the requirements set forth in the Company’s charter and Bylaws. The submission of stockholder nominees for director for inclusion in our proxy materials for our 2023 Annual Meeting of Stockholders must be received by our Secretary at our principal executive offices no later than December 15, 2022.
Communications with Our Company
Any employee, stockholder or other person may communicate with our Board of Directors or individual directors. Any such communications may be sent in writing to Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104, Attn: Board of Directors.
Our Audit Committee has also established procedures for (a) the receipt, retention and treatment of complaints received by our Company regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. If you wish to contact our Audit Committee to report complaints or concerns relating to the financial reporting of our Company, you may do so in writing to the Chairman of the Audit Committee at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104.
Any such communications may be made anonymously. We also have a compliance telephone hotline that may be used, on an anonymous basis or otherwise, to report any concerns or violations of our standards of conduct, policies or laws and regulations. The number to the hotline is (800) 399-3595.
Director Attendance at Annual Meeting
Although director attendance at our annual meeting of stockholders each year is strongly encouraged, we do not have an attendance policy. Messrs. Cohen, Dawson, DiMaio and Haraburda and Ms. Liberto attended our 2022 annual meeting of stockholders.
Anti-Hedging Practices
Although we do not have a formal policy related to hedging transactions, we discourage our management and directors from engaging in hedging transactions in connection with our securities. Further, any such transactions would need to comply with our insider trading policy, as applicable.

MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS
Meetings of the Board of Directors
During fiscal year 2022, our Board of Directors held five meetings. Each of our directors attended at least 75% of the total number of meetings held by our Board of Directors during 2022.
Committees of the Board of Directors
The Board of Directors currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Board of Directors has affirmatively determined that each current committee member satisfies the independence requirements of the NYSE American and the SEC for membership on the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. From time to time our Board of Directors may establish a new committee or disband a current committee depending upon the circumstances.
Audit Committee
We have a separately designated standing Audit Committee of our Board of Directors, as defined in Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is currently comprised of three of our independent directors: Messrs. Dawson and Haraburda and Ms. Liberto. Mr. Dawson is the Chairman of our Audit Committee. Our Board of Directors has determined that each of the current members of our Audit Committee is “independent” within the meaning of the rules of the NYSE American and the SEC and that each such individual is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE American. In addition, our Board of Directors has determined that Mr. Dawson is an “audit committee financial expert” as defined by the SEC. Our Audit Committee operates under a written charter that was originally adopted in 2006 and amended in 2007, 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, free of charge, to any stockholder who requests a copy by submitting a written request to our Secretary, Dennis Crilly, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104. Our Audit Committee met five times in 2022. Each of the members of the Audit Committee attended at least 75% of the total number of meetings held by the Audit Committee during fiscal year 2022.
Our Audit Committee has responsibility for engaging independent registered public accounting firms, reviewing with them the plans and results of the audit engagement, approving the professional services they provide to us, reviewing their independence and considering the range of audit and non-audit fees. Our Audit Committee assists our Board of Directors with oversight of (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) the qualifications, independence and performance of the registered public accounting firm that we employ for the audit of our financial statements; and (d) the performance of the people responsible for our internal audit function. Among other things, our Audit Committee prepares the Audit Committee report for inclusion in our annual proxy statement, conducts an annual review of its charter and evaluates its performance on an annual basis. Our Audit Committee also establishes procedures for the receipt, retention and treatment of complaints that we receive regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Our Audit Committee has the authority to retain counsel and other experts or consultants at our expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of our Board of Directors.
Compensation Committee
The current members of the Compensation Committee are Messrs. Dawson and Haraburda and Ms. Liberto. Mr. Haraburda is the Chairman of the Compensation Committee. Our Board of Directors has determined that each of the current members of the Compensation Committee is “independent” within the meaning of the rules of the NYSE American.

The Compensation Committee assists our Board of Directors in discharging its responsibilities relating to compensation of our directors and officers. The Compensation Committee has overall responsibility for evaluating, recommending changes to and administering our compensation plans, policies and programs. Among other things, the Compensation Committee: (a) reviews the Company’s overall compensation structure, policies and programs; (b) makes recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans; (c) annually reviews the compensation of directors for service on the Board of Directors and its committees and recommends any changes in Board compensation; (d) annually reviews the performance of our Chief Executive Officer and communicates the results of the review to the Chief Executive Officer and the Board of Directors; (e) if required by applicable law, produces an annual report on executive compensation for inclusion in our annual proxy statement; (f) annually reviews and reassesses the adequacy of its charter and recommends any proposed changes to the Board for approval; and (g) annually reviews its performance. The Compensation Committee has authority to grant awards under our 2020 Long-Term Incentive Plan. The Compensation Committee also has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of the Board of Directors.
The Compensation Committee operates under a written charter that was originally adopted in 2006 and amended in 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, without charge, to any stockholder who requests a copy. The Compensation Committee met once in 2022. All of the committee members attended the meeting of our Compensation Committee held during fiscal year 2022.
Nominating and Corporate Governance Committee
The current members of the Nominating and Corporate Governance Committee are Messrs. Dawson and Haraburda and Ms. Liberto. Ms. Liberto is the Chair of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that each of the current members of the Nominating and Corporate Governance Committee is “independent” within the meaning of the rules of the NYSE American.
The Nominating and Corporate Governance Committee’s primary functions are to: (a) recommend to the Board of Directors qualified candidates for election as directors and recommend a slate of nominees for election as directors at our annual meeting; (b) periodically prepare and submit to the Board of Directors for adoption its selection criteria for director nominees; (c) review and make recommendations on matters involving the general operation of the Board of Directors, including development and recommendation of our corporate governance guidelines; (d) annually recommend to the Board of Directors nominees for each committee of the Board; and (e) facilitate the assessment of the Board’s performance as a whole and of the individual directors and report thereon to the Board of Directors. The Nominating and Corporate Governance Committee has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties without seeking the approval of the Board of Directors.
The Nominating and Corporate Governance Committee operates under a written charter that was originally adopted in 2006 and amended in 2009 and 2014. A copy of the charter may be found on our website at http://www.cohenandcompany.com and will be provided in print, without charge, to any stockholder who requests a copy. Our Nominating and Corporate Governance Committee met once in 2022. All of the committee members attended the meeting of our Nominating and Corporate Governance Committee held during fiscal year 2022.

EXECUTIVE OFFICERS
Set forth below is information regarding our executive officers as of April 17, 2023.
Name	Age	Position
Lester R. Brafman	60	Chief Executive Officer
Daniel G. Cohen	53	Executive Chairman
Joseph W. Pooler, Jr.	57	Executive Vice President, Chief Financial Officer and Treasurer
Lester R. Brafman, age 60, has served as the Chief Executive Officer of the Company and of Cohen & Company, LLC since September 16, 2013. Mr. Brafman also serves as Chairman of the Board of Directors of our French subsidiary, Cohen & Company Financial (Europe) S.A., an investment services provider authorized and regulated by the French Prudential Supervision and Resolution Authority, and has served in such capacity since July 2021. Mr. Brafman served as the President of the Company and of Cohen & Company, LLC from June 3, 2013 until September 16, 2013. Prior to joining the Company and Cohen & Company, LLC, Mr. Brafman served as a Managing Director at Goldman Sachs & Co. from July 2001 until August 2012. During his tenure at Goldman Sachs, Mr. Brafman held various positions including: Leveraged Finance Sales; Chief Operating Officer of Global Credit and Mortgage Trading; and Head of High Yield and Distressed Trading. Prior to joining Goldman Sachs, Mr. Brafman served as a Managing Director at Credit Suisse First Boston from July 1994 until October 2000 where, over the course of his employment, he served as Head of High Yield Trading and as Head of Emerging Market and Sovereign Trading. Prior to joining Credit Suisse, Mr. Brafman worked at Wasserstein Perella & Co. from March 1992 until July 1994, and at Lehman Brothers Holdings Inc. from September 1988 until March 1992. Mr. Brafman received a B.A. from Columbia University and an M.B.A. from the Amos Tuck School of Business Administration, Dartmouth College.
Daniel G. Cohen, age 53, has served as the Executive Chairman of the Company since May 24, 2022. See Proposal One — Election of Directors, “Names of the Director Nominees and Biographical Information; Qualifications” above for Mr. Cohen’s biographical information.
Joseph W. Pooler, Jr., age 57, has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since December 16, 2009, as Cohen & Company, LLC’s Chief Financial Officer since November 2007 and as its Chief Administrative Officer since May 2007. Since December 2020, Mr. Pooler has served as the Chief Financial Officer of FTAC Parnassus Acquisition Corp. and FTAC Zeus Acquisition Corp. pursuant to a support services arrangement Cohen & Company, LLC has with each of these special purpose acquisitions corporations. FTAC Parnassus Acquisition Corp. and FTAC Zeus Acquisition Corp. are sponsored by FinTech Masala, LLC. Mr. Pooler previously served as Chief Accounting Officer and Treasurer of the Insurance SPAC from March 2018 until the Insurance SPAC Merger in October 2020 and as Chief Financial Officer and Treasurer of the Insurance SPAC II from July 2020 until the Insurance SPAC II Merger in February 2021. From July 2006 to November 2007, Mr. Pooler also served as Senior Vice President of Finance of Cohen & Company, LLC. From November 2007 to March 2009, Mr. Pooler also served as Chief Financial Officer of Muni Funding Company of America, LLC, a Company managed company investing in middle-market non-profit organizations. Prior to joining Cohen & Company, LLC, from 1999 to 2005, Mr. Pooler held key management positions at Pegasus Communications Corporation (now known as The Pegasus Companies, Inc. (OTC: PEGX)), which operated in the direct broadcast satellite television and broadcast television station segments. While at Pegasus, Mr. Pooler held various positions including Chief Financial Officer, Principal Accounting Officer, and Senior Vice President of Finance. From 1993 to 1999, Mr. Pooler held various management positions with MEDIQ, Incorporated, including Corporate Controller, Director of Operations, and Director of Sales Support. Mr. Pooler holds a B.A. from Ursinus College, an M.B.A. from Drexel University, and was a Certified Public Accountant in the Commonwealth of Pennsylvania (license lapsed).
No executive officer was selected as a result of any arrangement or understanding between the executive officer or any other person. All executive officers are appointed annually by, and serve at the discretion of, our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Company has identified the following related party transactions since January 1, 2021. Unless indicated otherwise, all dollar amounts (except share and per share data) in the section below are in thousands. Each of the transactions below were approved or ratified in accordance with our policies regarding related party transactions, which are described in greater details below.
A. Daniel G. Cohen, Cohen Bros. Financial, LLC (“CBF”) and EBC 2013 Family Trust (“EBC”)
CBF has been identified as a related party because Daniel G. Cohen, the Company’s Executive Chairman of the Board of Directors and of the Board of Managers of Cohen & Company, LLC, is the sole owner and member of CBF.
EBC has been identified as a related party because Mr. Cohen is a trustee of EBC and has sole voting power with respect to all shares of the Company held by EBC.
On September 25, 2013, in connection with the CBF Purchase Agreement, the Company issued to EBC, as assignee of CBF, $1,600 in shares of common stock (or, 80,000 shares) and a Convertible Senior Promissory Note in the aggregate principal amount of $2,400 (the “EBC Note”). Additional information regarding CBF’s September 2013 investment in the Company is included in note 20 to the Company’s audited financial statements for the year ended December 31, 2022 in the 2022 Form 10-K. The Company incurred interest expenses relating to the EBC Note and the amended and restated EBC Note in the amounts of $0 in 2022 and $211 in 2021. The EBC Note was fully-paid and cancelled by the Company on September 24, 2021.
On September 29, 2017, Cohen & Company, LLC entered into an investment agreement with CBF, pursuant to which CBF agreed to invest $8,000 into Cohen & Company, LLC (the “CBF Investment Agreement”). Additional information regarding the CBF Investment Agreement is included in note 19 to the Company’s audited financial statements for the year ended December 31, 2022 in the 2022 Form 10-K. On March 30, 2021, the Company redeemed the remaining balance of $4,000 under the CBF Investment Agreement. The Company incurred interest expenses on the CBF investment of $0 in 2022 and $197 in 2021.
B. JKD Capital Partners
JKD Capital Partners is identified as a related party because it is owned by Jack J. DiMaio, Jr., the Vice Chairman of the Board of Directors, and his spouse.
On October 3, 2016, Cohen & Company, LLC entered into an Investment Agreement (the “JKD Investment Agreement”) with JKD Capital Partners, pursuant to which JKD Capital Partners agreed to invest into Cohen & Company, LLC up to $12,000, of which $6,000 was invested into Cohen & Company, LLC on October 3, 2016, an additional $1,000 was invested into Cohen & Company, LLC on January 25, 2017, and an additional $1,238 was invested into Cohen & Company, LLC on January 9, 2019. Additional information regarding JKD Capital Partners’ investment in Cohen & Company, LLC pursuant to the JKD Investment Agreement is included in notes 19 and 20 to the Company’s audited financial statements for the year ended December 31, 2022 in the 2022 Form 10-K. In connection with the JKD Investment Agreement, as amended, the Company paid investment returns to JKD Capital Partners equal to $508 in 2022 and $1,715 in 2021.
On January 31, 2020, Cohen & Company, LLC, entered into a Note Purchase Agreement (the “JKD Purchase Agreement”), by and among Cohen & Company, LLC, JKD Capital Partners and RN Capital Solutions LLC (“RNCS”). Pursuant to the JKD Purchase Agreement, among other things, (i) JKD Capital Partners purchased from Cohen & Company, LLC a Senior Promissory Note in the aggregate principal amount of $2,250 (the “JKD Note”); and (ii) RNCS purchased from Cohen & Company, LLC a Senior Promissory Note in the aggregate principal amount of $2,250 (the “RNCS Note”).
On January 31, 2022, Cohen & Company, LLC and JKD Capital Partners entered into a Note Purchase Agreement (the “2022 JKD Purchase Agreement”), pursuant to which, among other things, on such date, (i) JKD Capital Partners paid to Cohen & Company, LLC an additional $2,250, and (ii) in consideration for such funds, Cohen & Company, LLC issued to JKD Capital Partners an Amended and Restated Senior Promissory Note in the aggregate principal amount of $4,500 (the “Amended and Restated JKD Note”), which Amended and Restated JKD Note amended and restated the JKD Note in its entirety. Pursuant to the 2022 JKD Purchase Agreement, Cohen & Company, LLC paid in full all amounts outstanding under the RNCS Note on January 31, 2022. Additional information regarding JKD Capital Partners’ investment in Cohen & Company, LLC pursuant to the Amended and Restated Note is included in notes 19 and 20 to the Company’s audited financial statements for the year ended December 31, 2022 in the 2022 Form 10-K. The Company incurred interest expense relating to the JKD Note in the amount of $435 in 2022 and $270 in 2021.
C. The DGC Trust
The DGC Trust has been identified as a related party because Daniel G. Cohen’s children are beneficiaries of the trust.
On March 10, 2017, the Company and Cohen & Company, LLC entered into a Securities Purchase Agreement with the DGC Trust, pursuant to which the DGC Trust agreed to purchase from Cohen & Company, LLC a Convertible Senior Secured Promissory Note (the “DGC Trust Note”) in the aggregate principal amount of $15,000. The Company incurred interest on the DGC Trust Note of $327 in 2022 and $1,534 in 2021. On March 10, 2022, Cohen & Company, LLC, pursuant to the terms and conditions of the DGC Trust Note, extended the maturity date thereunder from March 10, 2022 to March 10, 2023. On March 20, 2022, the DGC Trust elected to convert and converted the DGC Trust Note into an aggregate of 10,344,827 LLC Units at the conversion rate specified in the DGC Trust Note of $1.45 per unit. As a result of such conversion, the DGC Trust Note was cancelled in its entirety. Additional information regarding the DGC Trust’s investment in Cohen & Company, LLC pursuant to this Securities Purchase Agreement is included in notes 4, 19 and 20 to the Company’s audited financial statements for the year ended December 31, 2022 in the 2022 Form 10-K.
D. Duane Morris, LLP (“Duane Morris”)
Duane Morris is an international law firm and serves as legal counsel to the Company. Duane Morris is considered a related party because a partner at Duane Morris is a member of the same household as Diana Liberto, a director of the Company. Expense incurred by the Company for services provided by Duane Morris were $621 in 2022 and $925 in 2021.
E. Investment Vehicle and Other
Stoa USA Inc./FlipOs (“FlipOs”)
FlipOs, a tech platform for real estate investors, has been identified as a related party because Daniel G. Cohen is a director of the entity. As of December 31, 2021, the Company made cumulative investments of $566 in FlipOs. In April 2022, the Company made an additional investment of $125. The Company recognized unrealized gains on this investment of $4,196 and $1,805, for the years ended December 31, 2022 and 2021, respectively.
Insurance SPAC III
The Insurance SPAC III has been identified as a related party because Daniel G. Cohen and Joseph W. Pooler, Jr. served as the Chairman of the Board and Chief Financial Officer, respectively, of the Insurance SPAC III from October 2020 until Insurance SPAC III was liquidated on December 22, 2022.
Cohen & Company, LLC and the Insurance SPAC III entered into an administrative services agreement, dated December 17, 2020, pursuant to which Cohen & Company, LLC and the Insurance SPAC III agreed that, commencing on the date that the Insurance SPAC III’s securities were first listed on the NASDAQ Capital Market through the earlier of the Insurance SPAC III’s consummation of a business combination and its liquidation, the Insurance SPAC III would pay the Operating LLC $20 per month for certain office space, utilities, and shared personnel support as may be requested by Insurance SPAC III. Revenue earned by the Company from such administrative services agreement was $220 in 2022 and $240 in 2021.

The Company loaned the Insurance SPAC III $960 for operating and acquisition related expenses as a sponsor of Insurance SPAC III. On November 18, 2022, Insurance SPAC III announced that, because it would not consummate an initial business combination within the time period required, it would dissolve and liquidate, effective as of the close of business on December 22, 2022. Because the Insurance SPAC III failed to consummate a business combination in the required timeframe, the $960 in loans will not be repaid.
Fintech Masala Advisors IV, LLC and Perella Weinberg Partners
Fintech Masala Advisors IV, LLC (the “FTAC IV Sponsor”) was the sponsor of Fintech Acquisition Corp. IV (“FTAC IV”), a SPAC which consummated a business combination with Perella Weinberg Partners (Nasdaq: PWP) on June 24, 2021. FTAC IV Sponsor has been identified as a related party because Daniel G. Cohen is the manager of FTAC IV Sponsor. In addition, Perella Weinberg Partners has also been identified as a related party because Daniel G. Cohen is a member of its board of directors. In September 2020, Cohen & Company, LLC entered into an agreement with the FTAC IV Sponsor, whereby the Company provided certain accounting and administrative services and, in exchange for such services, the Company was entitled to a final allocation of 24,547 founder shares of FTAC IV (currently PWP common stock), which when granted and until the closing of the business combination on June 24, 2021 had nominal value. In addition, the Company made a nominal additional investment in FTAC IV Sponsor and, in connection therewith, was entitled to an additional final allocation of 81,825 founder shares of FTAC IV (currently PWP common stock), which when granted and until the closing of the business combination on June 24, 2021 also had nominal value. The PWP common stock price at the close of business on June 24, 2021, the business combination closing date, was $13.28 per share. The PWP common stock was subject to sale restrictions at the date of the business combination and certain of the PWP common stock held by the Company remains subject to such restrictions as of the date of this proxy statement. Accordingly, the PWP common stock share price as of the business combination may not be indicative of the amount monetized by the Company when it ultimately sells these shares.
FTAC Olympus Advisors, LLC
FTAC Olympus Advisors, LLC (the “FTAC Olympus Sponsor”) was the sponsor of FTAC Olympus Acquisition Corp. (“FTAC Olympus”), a SPAC which consummated a business combination with Payoneer Global, Inc. (Nasdaq: PAYO) on June 25, 2021. FTAC Olympus Sponsor has been identified as a related party because Betsy Cohen, Daniel G. Cohen’s mother, is the manager of FTAC Olympus Sponsor. In September 2020, Cohen & Company, LLC entered into an agreement with the FTAC Olympus Sponsor whereby the Company provided certain accounting and administrative services and, in exchange for such services, the Company was entitled to a final allocation of 19,987 founder shares of FTAC Olympus (currently PAYO common stock), which when granted and until the closing of the business combination on June 25, 2021 had nominal value. In addition, the Company made a nominal additional investment in FTAC Olympus Sponsor, and was entitled to an additional final allocation of 399,741 founder shares of FTAC Olympus (currently PAYO common stock), which when granted and until the closing of the business combination on June 25, 2021 also had nominal value. The PAYO common stock price at the close of business on June 25, 2021, the business combination closing date, was $10.76 per share. The PAYO common stock was subject to sale restrictions at the date of the business combination and certain of the PAYO common stock held by the Company remains subject to such restrictions as of the date of this proxy statement. Accordingly, the PAYO common stock share price as of the business combination may not be indicative of the amount monetized by the Company when it ultimately sells these shares.
H. Directors and Employees
In addition to the employment agreements the Company has entered into with Daniel G. Cohen and Joseph W. Pooler, Jr., the Company’s Chief Financial Officer (each of which is described above), the Company has entered into its standard indemnification agreement with each of its directors and executive officers.
The Company maintains a 401(k) savings plan covering substantially all of its employees. The Company matches 50% of employee contributions for all participants not to exceed 3% of their salary. Contributions made to the plan on behalf of the Company were $377 and $287 for the years ended December 31, 2022 and 2021, respectively.

On February 1, 2023, Daniel G. Cohen, the Company’s Executive Chairman, redeemed 479,380 LLC Units for which the Company paid to Mr. Cohen an aggregate of $420,896, or $0.878 per LLC Unit. The LLC Units were so redeemed by Mr. Cohen in order to fund certain tax liabilities incurred by Mr. Cohen in connection with the vesting, on January 31, 2023, of 967,830 restricted LLC Units which had been previously granted to Mr. Cohen under the 2020 Long-Term Incentive Plan.
On February 1, 2023, Lester Brafman, the Company’s Chief Executive Officer, redeemed 470,330 LLC Units for which the Company paid to Mr. Cohen an aggregate of $412,949, or $0.878 per LLC Unit. The LLC Units were so redeemed by Mr. Brafman in order to fund certain tax liabilities incurred by Mr. Brafman in connection with the vesting, on January 31, 2023, of 470,330 restricted LLC Units and 49,750 restricted shares of the Company’s common stock, all of which had been previously granted to Mr. Brafman under the 2020 Long-Term Incentive Plan.
Solomon Cohen
Solomon Cohen has been identified as a related party because he is the son of Daniel G. Cohen. Solomon Cohen is employed by the Company as a Portfolio Manager of the Company’s investment advisor subsidiary, Cohen & Company Financial Management, LLC.
In connection with Solomon Cohen’s employment with the Company, the Company paid to Solomon Cohen an aggregate of $459 and $4,173 in compensation and discretionary bonuses for 2022 and 2021, respectively.
Solomon Cohen is also the Portfolio Manager of the Company’s SPAC Series Funds. In connection with this role, Solomon Cohen is able to acquire interests in founders shares of SPACs which are not sponsored by the Company in the following two ways: (i) Solomon Cohen will purchase an equity interest in one of the Company’s consolidated subsidiaries for a nominal amount and such consolidated subsidiary will acquire founders shares of the applicable SPAC; and (ii) Solomon Cohen will purchase for a nominal amount an equity interest in a third party sponsor entity in which the Company will also invest. When a SPAC completes its business combination, the SPAC founders shares are converted into common shares of the post-business combination public company, and eventually distributed by our consolidated subsidiary (in the case of subclause (i) above) or by the sponsor (in the case of subclause (ii) above). See note 3 to the Company’s audited financial statements for the year ended December 31, 2022 in the 2022 Form 10-K for a description of how the Company accounts for its interests in SPACs. The total net income (loss) attributable to the non-controlling interest recognized by the Company during the year ended December 31, 2021 in connection with Solomon Cohen’s investments in our consolidated subsidiaries holding founder shares (as described in subclause (i) above) and the founders share interests allocable to Solomon Cohen following the business combinations of the applicable SPACs closed in 2021 was $8,970. The total net income (loss) attributable to the non-controlling interest recognized by the Company during the year ended December 31, 2022 in connection with Solomon Cohen’s investments in our consolidated subsidiaries holding founder shares (as described in subclause (i) above) and the founders share interests allocable to Solomon Cohen in 2022 was $(7,781). The total net income/(loss) attributable to the non-controlling interest recognized by the Company in connection with Solomon Cohen’s investments in our consolidated subsidiaries holding founder shares (as described in subclause (i) above) and the founders share interests allocable to Solomon Cohen through March 31, 2023 was $(6).
The following table shows the common shares of post-business combination public companies that were allocable to Solomon Cohen per (i) and (ii) above, due to his role as Portfolio Manager of the Company for business combinations that occurred during 2021, 2022 and in the quarter ended March 31, 2023. This does not include founders shares in pre-merger SPACs allocable to Solomon Cohen. Most of these shares were subject to sale restrictions at the date of the merger and some still are as of the date of this proxy.

SPAC	Business Combination Target	Post-Business Combination Trading Symbol	Business Combination Closing Date	Founder Shares Allocable to Solomon Cohen	Trading Price as of April 17, 2023
FTAC Olympus Acquisition Corp.	Payoneer Global Inc.	NASDAQ: PAYO	June 25, 2021	339,979	$5.67
FinTech Acquisition Corp. IV	Perella Weinberg Partners	NASDAQ: PWP	June 24, 2021	204,562	$8.85
10X Capital Venture Acquisition Corp.	REE Automotive Ltd.	NASDAQ: REE	July 22, 2021	440,427	$0.3203
Atlas Crest Investment Corp.	Archer Aviation Inc.	NYSE: ACHR	September 16, 2021	155,957	$2.03
Virtuoso Acquisition Corp	Wejo Group Ltd.	NASDAQ: WEJO	November 18, 2021	275,362	$0.4057
Athena Technology Acquisition Corp.	Heliogen, Inc.	NYSE: HLGN	December 30, 2021	578,093	$0.3333
Healthcare Capital Corp.	Alpha Tau Medical Ltd.	NASDAQ: DRTS	March 7, 2022	131,563*	$3.08

*
This amount is an estimate and may be subject to a downward adjustment based on the amount ultimately allocated to Solomon Cohen by the SPAC sponsor.

Cohen & Company, LLC is the managing member and owner of 33.4% of Vellar Opportunities GP, LLC (the “Vellar GP”). Solomon Cohen is also the owner of 33.3% of the Vellar GP. The Vellar GP is the general partner of Vellar Opportunities Fund, LP (the “Onshore Feeder”) and Cohen & Company Financial Management, LLC is the investment manager or the Onshore Feeder as well as the Vellar Opportunities Fund Offshore, Ltd (the Offshore Feeder” collectively with the Onshore Feeder, the “Feeder Funds”) into Vellar Opportunities Fund Master, Ltd. (the “Vellar Master Fund”), an investment fund which primarily invests in the equity interests of SPACs and, in certain circumstances, SPAC sponsor entities, including SPACs sponsored by Cohen & Company, LLC, Cohen Circle, LLC (formerly FinTech Masala, LLC ) (see note 31 to our consolidated financial statements included in the 2022 Form 10-K for further information regarding Cohen Circle, LLC) and third parties. Subject to a loss carryforward provision, at the end of each fiscal year, the Vellar GP and an affiliate of the Investment Manager in connection with its services as the general partner of the Onshore Feeder, and the Investment Manager in connection with its services to the Offshore Feeder will be paid or allocated incentive consideration by the Vellar Master Fund. In 2021, the incentive consideration paid or payable by the Vellar Master Fund was $3,236 in the aggregate and Solomon Cohen was distributed, after payment of certain expenses, $942. In 2022, the incentive consideration paid or payable by the Vellar Master Fund was $not material.
Policies Regarding Related Party Transactions
Pursuant to the Company’s Code of Conduct (the “Code of Conduct”), unless approved or ratified by the Audit Committee, the Nominating and Corporate Governance Committee or a majority of the directors of the Company not having an interest in a Related Party Transaction (as defined below) (each an “Authorizing Body”), no: (a) employee, officer or director of the Company; (b) member of the immediate family of any employee, officer or director of the Company; (c) entity in which an employee, officer or director of the Company has an economic interest of more than 5% or a controlling interest; or (d) affiliate of any of the foregoing (each a “Related Party”) may (i) enter into any transaction with the Company or any of its subsidiaries involving the acquisition or sale of any of the Company’s or any of its subsidiaries’ assets or other property; (ii) enter into any transaction involving a loan to or from the Company or any of its subsidiaries; or (iii) enter into any other transaction with the Company or any of its subsidiaries (each a “Related Party Transaction”).
A Related Party Transaction entered into without pre-approval of an Authorizing Body will not be deemed to violate the Code of Conduct, or be invalid or unenforceable, so long as the Related Party

Transaction is, as promptly as reasonably practical after it is entered into, brought to and ratified by an Authorizing Body. Every Related Party Transaction to which the Company is a party will be deemed to include as a condition that it be approved in accordance with the Code of Conduct.
A Related Party Transaction or categories of Related Party Transactions may be reviewed in advance and pre-approved in advance by an Authorizing Body. If a Related Party Transaction or a series of Related Party Transactions will be ongoing, an Authorizing Body may establish guidelines for the Company’s management to follow in its ongoing dealings with the Related Party. Thereafter, an Authorizing Body will periodically review and assess the ongoing relationships with the Related Party. Any material amendment, renewal or extension of a Related Party Transaction which has been previously reviewed and/or approved under the Code of Conduct will be subject to subsequent review and/or approval under the Code of Conduct.

OTHER MATTERS
As of the mailing date of this proxy statement, our Board of Directors knows of no matters to be presented at the meeting other than those set forth in the Notice and described in this proxy statement. Should any other matter requiring a vote of the stockholders arise at the meeting, the persons named in the attached proxy will vote on such matter in their discretion.

STOCKHOLDER PROPOSALS
Stockholder proposals intended to be included in our proxy statement and form of proxy for our 2024 Annual Meeting of Stockholders must be received by our Secretary at our principal executive offices at 2929 Arch Street, 17th Floor, Philadelphia, PA 19104, Attention: Investor Relations, no later than December 23, 2023, unless the date of the meeting is changed by more than 30 calendar days from the one-year anniversary date of the 2023 Annual Meeting of Stockholders, and must satisfy the requirements of Rule 14a-8 under the Exchange Act.
Other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, in order to be presented at the 2023 Annual Meeting of Stockholders, a proposal of a stockholder, including any proposed director nominations, must be received by our Secretary at our principal executive offices in the timeframe as provided in our Bylaws. To be timely, our Bylaws currently require that such a stockholder’s notice set forth all information required under Section 1.11 of our Bylaws and be delivered to our Secretary at our principal executive office not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Our Bylaws also currently provide that, in the event that our Board of Directors increases or decreases the maximum or minimum number of directors in accordance with our Bylaws, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to our Secretary at our principal executive office not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Company.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 8, 2024.
A paper copy of our Bylaws is available upon request to: Cohen & Company, 2929 Arch Street, 17th Floor, Philadelphia, PA 19104, Attention: Investor Relations. You also may access the EDGAR version of our Bylaws on our website at http://www.cohenandcompany.com and on the SEC’s website at http://www.sec.gov.

ANNUAL REPORT ON FORM 10-K
Our Annual Report on Form 10-K for the year ended December 31, 2022 accompanies this proxy statement. The Company will furnish a copy of its Annual Report on Form 10-K for the year ended December 31, 2022, free of charge, to each stockholder who forwards a written request to our Secretary, at Cohen & Company Inc., Cira Centre, 2929 Arch Street, Suite 1703, Philadelphia, Pennsylvania 19104. You also may access the EDGAR version of our Annual Report on Form 10-K (with exhibits) on our website at http://www.cohenandcompany.com and on the SEC’s website at http://www.sec.gov.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by us at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

COHEN & COMPANY INC. 2929 ARCH STREET SUITE 1703 SCAN TO VIEW MATERIALS & VOTE PHILADELPHIA, PA 19104 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/COHN2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V04113-P91325 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY COHEN & COMPANY INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR the following proposal: All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees: 01) Daniel G. Cohen 02) G. Steven Dawson 03) Jack J. DiMaio, Jr. 04) Jack Haraburda 05) Diana Louise Liberto ! ! ! The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending ! ! ! December 31, 2023. NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournments or postponements thereof. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR EACH DIRECTOR NOMINEE AND FOR PROPOSAL 2. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2022 Annual Report are available at www.proxyvote.com. V04114-P91325 COHEN & COMPANY INC. Annual Meeting of Stockholders June 7, 2023 at 10:00 A.M., Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder of COHEN & COMPANY INC., a Maryland corporation (the "Company"), hereby appoints Joseph W. Pooler, Jr. and Douglas Listman, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2023 Annual Meeting of Stockholders to be held on June 7, 2023 at 10:00 A.M., Eastern Time, via the Internet at www.virtualshareholdermeeting.com/COHN2023, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE ELECTION OF MESSRS. COHEN, DAWSON, DIMAIO AND HARABURDA AND MS. LIBERTO AND FOR PROPOSAL 2. Continued and to be signed on reverse side